QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ventas, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

10350 Ormsby Park Place
Suite 300
Louisville, Kentucky 40223
(502) 357-9000

April 5, 2006

Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Friday, May 19, 2006, at 111 South Wacker Drive, 29th Floor, Chicago, Illinois 60606.

        The Board of Directors appreciates your interest in Ventas, Inc. Regardless of whether you plan to attend the meeting, it is important that your shares are represented. You can vote by signing, dating and mailing the enclosed proxy card in the envelope provided. Also, registered and most beneficial stockholders may vote by toll-free telephone in the United States or Canada or over the Internet. The enclosed proxy card contains instructions for using these convenient services. We urge you to vote your shares at your earliest convenience.

Sincerely,

Debra A. Cafaro Chairman of the Board, Chief Executive Officer and President

10350 Ormsby Park Place
Suite 300
Louisville, Kentucky 40223
(502) 357-9000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Ventas, Inc.:

        The Annual Meeting of Stockholders (the "Annual Meeting") of Ventas, Inc. will be held at 9:00 a.m., local time, on Friday, May 19, 2006, at 111 South Wacker Drive, 29th Floor, Chicago, Illinois 60606, to consider and vote on:

  1.
  The election of directors for the ensuing year;

  2.
  The ratification of the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2006;

  3.
  The adoption of the Ventas, Inc. 2006 Incentive Plan;

  4.
  The adoption of the Ventas, Inc. 2006 Stock Plan for Directors; and

  5.
  Such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The close of business on March 20, 2006 has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose reasonably related to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at our principal executive offices located at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223. Your attention is directed to the Proxy Statement accompanying this notice.

        You are cordially invited to attend the Annual Meeting in person. EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO VOTE BY TELEPHONE, OVER THE INTERNET OR BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. This will not prevent you from voting your shares in person if you choose to attend the Annual Meeting.

By Order of the Board of Directors,

T. Richard Riney Executive Vice President, General Counsel and Corporate Secretary
Louisville, Kentucky April 5, 2006

VENTAS, INC.
10350 Ormsby Park Place
Suite 300
Louisville, Kentucky 40223
(502) 357-9000

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
May 19, 2006

GENERAL INFORMATION

  Solicitation of Proxies and Mailing Date

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Ventas, Inc. ("Ventas," "we" or "us") for use at our Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m., local time, on Friday, May 19, 2006, at 111 South Wacker Drive, 29th Floor, Chicago, Illinois 60606, and at any adjournments thereof. We are first distributing this Proxy Statement and the materials accompanying it to stockholders on or about April 5, 2006.

  Who Can Vote

        Only stockholders of record at the close of business on March 20, 2006 are entitled to vote at the Annual Meeting or any adjournments thereof. On the record date, 103,846,929 shares of our common stock, par value $0.25 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the owner to one vote. However, certain shares designated as "Excess Shares" pursuant to our Certificate of Incorporation (which are generally any shares owned in excess of 9.0% of the outstanding Common Stock) may not be voted by the record owner thereof, but will instead be voted in accordance with Article XII of our Certificate of Incorporation.

  Quorum

        A majority of the outstanding shares of Common Stock present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting. Abstentions and proxies relating to "street name" shares for which brokers or nominees do not have discretionary voting power with respect to one or more proposals and have not received voting instructions from the beneficial owner ("Broker Non-Votes") are counted in determining whether a quorum is present. A broker or nominee that has not received voting instructions from the beneficial owner has discretion to vote on the election of directors and the ratification of the appointment of the independent auditors, but no other proposal.

  Voting Requirements

        The vote of a plurality of the shares of Common Stock present in person or by proxy will be necessary to elect the director-nominees listed in this Proxy Statement. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote will be necessary to approve all other proposals and matters that may come before the Annual Meeting for stockholder consideration; provided that, in the case of the proposals to approve the adoption of the Ventas, Inc. 2006 Incentive Plan (the "Incentive Plan") and the Ventas, Inc. 2006 Stock Plan for Directors (the "Director Plan"), the number of votes cast on each such proposal represents at least 50% of the shares of Common Stock entitled to vote thereon. Therefore, with respect to the election of directors, the nominees receiving the greatest number of votes cast will be elected, and abstentions or Broker Non-Votes for a director-nominee will have no effect. With respect to the ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as our independent auditors for fiscal year 2006, abstentions will have the same effect as votes against such proposal, whereas Broker Non-Votes will have no effect. With respect to the approval of the adoption of the Incentive Plan and the Director Plan, abstentions will have the same effect as votes against such proposals and Broker Non-Votes will not be counted as votes cast so they could prevent us from satisfying the requirement that the number of votes cast with respect to each such proposal represents at least 50% of the shares of Common Stock entitled to vote thereon.

  How to Vote

        Stockholders of record may vote in one of the following ways:

  •
  By telephone—If you are located in the United States or Canada, you can vote your shares by calling the toll-free telephone number on the enclosed proxy card. You may vote by telephone 24 hours a day, 7 days a week until the time of the Annual Meeting. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your vote. If you vote by telephone, you do not need to return your proxy card. Please note that you may incur costs charged by telephone companies if you vote by telephone.

  •
  Over the Internet—You can vote your shares via the Web site www.cesvote.com. You may vote over the Internet 24 hours a day, 7 days a week until the time of the Annual Meeting. As with telephone voting, you may confirm that the system has properly recorded your vote. If you vote over the Internet, you do not need to return your proxy card. Please note that you may incur costs charged by telephone companies or Internet access providers if you vote over the Internet.

  •
  By mail—You can vote your shares by signing and dating the enclosed proxy card and returning it by mail in the accompanying postage-paid envelope.

  •
  In person at the Annual Meeting—If you vote by telephone, over the Internet or by mail, you may still attend the Annual Meeting and vote your shares in person.

        Stockholders who hold shares in "street name" should follow the instructions provided by their broker or nominee to instruct the broker or nominee how to vote the shares.

        All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If you sign and return the enclosed proxy card without any voting instructions, your shares will be voted: FOR the election of all nominees for director named in this Proxy Statement; FOR the ratification of the appointment of Ernst & Young as our independent auditors for fiscal year 2006; FOR the approval of the adoption of the Incentive Plan; FOR the approval of the adoption of the Director Plan; and in the discretion of the proxy holders, on such other business as may properly come before the Annual Meeting.

  Revocation of Proxies

        Stockholders of record may revoke a proxy at any time before it is voted at the Annual Meeting by executing a later-dated proxy card, by subsequently voting by telephone or over the Internet or by submitting a written notice of revocation to our General Counsel at our principal executive offices located at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223. A stockholder may also attend the Annual Meeting and vote in person, in which event any prior proxy given by the stockholder will be revoked automatically. Attendance at the Annual Meeting by itself will not constitute revocation of a proxy. No dissenters' or appraisal rights are available with respect to the proposals presently being submitted to the stockholders for their consideration.

  Householding

        Stockholders who hold shares in "street name" (i.e., through a brokerage account) may receive only one copy of our 2005 Annual Report and this Proxy Statement if they have the same last name as and share a single address with another stockholder. This practice, known as "householding," is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. More information about householding can be obtained from your bank, broker or other record holder. Stockholders wishing to receive a separate copy of the 2005 Annual Report and this Proxy Statement may write or call us at: Ventas, Inc., 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, Attention: Corporate Secretary, telephone (502) 357-9000. Upon receipt of your request, we will promptly deliver the requested materials to you. Stockholders with the same last name and sharing an address who hold shares in "street name" and who desire in the future to receive separate copies of our annual reports and proxy statements if they are currently receiving only one copy, or who desire to receive a single copy if they are currently receiving multiple copies, may write or call ADP Investor Communications Services at: ADP Householding Department, 51 Mercedes Way, Edgewood, NY 11717, telephone (800) 542-1061.

  Cost of Proxy Solicitation

        We will bear the cost of soliciting proxies by the Board. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services, and by Georgeson Shareholder Communications, Inc., who we have retained to aid in the solicitation of proxies. We will pay Georgeson Shareholder Communications, Inc. approximately $9,000 plus expenses for these services. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of Common Stock.

PROPOSAL 1:

ELECTION OF DIRECTORS

  Nominees for Director

        Our Board of Directors currently consists of seven directors, all of whom the Board has nominated upon the recommendation of the Nominating and Corporate Governance Committee (the "Nominating and Governance Committee") to be elected as directors at the Annual Meeting. Each director elected at the Annual Meeting will hold office until the next succeeding annual meeting of stockholders and his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

        All nominees for director have consented to be named and have agreed to serve as directors if elected. We have no reason to believe that any of the nominees will be unable to accept election as a director. However, in the event that one or more nominees are unable or unwilling to accept election or are unavailable to serve for any reason, the persons named as proxies or their substitutes will have authority, according to their judgment, to vote or refrain from voting for such substitute nominees as may be designated by the Board.

        Set forth below is certain biographical information concerning each nominee proposed for election as a director. This information is based upon statements made or confirmed to us by or on behalf of such nominees, except to the extent certain information appears in our records. Ages shown for all nominees are as of March 31, 2006.

Debra A. Cafaro	Director since 1999

Ms. Cafaro (age 48) joined us as Chief Executive Officer and President in March 1999 and was appointed Chairman of the Board effective January 28, 2003. From April 1997 to May 1998, she served as President and Director of Ambassador Apartments, Inc. (NYSE: AAH), a real estate investment trust ("REIT"). Ms. Cafaro was a founding member of the Chicago law firm Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP, specializing in real estate, finance and corporate transactions. From 1988 to 1992, Ms. Cafaro served as an Adjunct Professor of Law at Northwestern University Law School. Ms. Cafaro is admitted to the Bar in Illinois and Pennsylvania. She is a member of the Executive Committee of the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") and the Visiting Committee of the University of Chicago Law School.

Douglas Crocker II	Director since 1998

Mr. Crocker (age 65) served as Vice Chairman of the Board of Trustees of Equity Residential Properties Trust (NYSE: EQR) ("EQR"), the nation's largest apartment real estate investment trust, from January 2003 to April 2003. Mr. Crocker served as Trustee and Chief Executive Officer of EQR from March 1993 to December 2002. Mr. Crocker also served as President of EQR from March 1993 until April 2002. Mr. Crocker has been President and Chief Executive Officer of First Capital Corporation, a sponsor of public limited real estate partnerships, since December 1992 and a director of First Capital Corporation since January 1993. Mr. Crocker also served as Executive Vice President of Equity Financial and Management Company, a subsidiary of Equity Group Investments, Inc. ("EGI"), which provides strategic direction and services for EGI's real estate and corporate activities, from November 1992 until March 1997. Mr. Crocker has served as a director of Wellsford Real Properties, Inc. (AMEX: WRP), a real estate merchant banking firm, since June 1997, Acadia Realty Trust (NYSE: AKR), a real estate investment trust that owns and operates shopping centers, since November 2003, Reckson Associates Realty Corp. (NYSE: RA), an office and industrial real estate investment trust, since February 2004 and Post Properties, Inc. (NYSE: PPS) since May 2004.

Ronald G. Geary	Director since 1998

Mr. Geary (age 58), an attorney and certified public accountant, has served as a director and President of ResCare, Inc. (NASDAQ: RSCR) ("ResCare"), a provider of residential training and support services for persons with developmental disabilities and certain vocational training services, since February 1990 and as Chief Executive Officer of ResCare since 1993. Since June 1998, Mr. Geary also has served as Chairman of the Board of ResCare. Prior to becoming Chief Executive Officer, Mr. Geary was Chief Operating Officer of ResCare from 1990 to 1993. Mr. Geary served as a director of Alterra Healthcare Corporation (AMEX: ALI), a national assisted living company, from May 2001 to December 2003.

Jay M. Gellert	Director since 2001

Mr. Gellert (age 52) has been President and Chief Executive Officer of Health Net, Inc. (formerly known as Foundation Health Systems, Inc.) (NYSE: HNT) ("Health Net"), an integrated managed care organization which administers the delivery of managed healthcare services, since 1998. Mr. Gellert has served on the Board of Directors of Health Net since February 1999. Previously, Mr. Gellert was President and Chief Operating Officer of Health Net from May 1997 to August 1998 and Executive Vice President and Chief Operating Officer of Health Net from April 1997 to May 1997. From June 1996 to March 1997, Mr. Gellert served as President and Chief Operating Officer of Health Net, then operating as Health Systems International, Inc. ("HSI"), a health maintenance organization. He served on the Board of Directors of HSI from June 1996 to April 1997. Prior to joining HSI, Mr. Gellert directed strategic advisory engagements for Shattuck Hammond Partners. Mr. Gellert serves on the boards of the American Association of Health Plans and Miavita, Inc.

Christopher T. Hannon	Director since 2004

Mr. Hannon (age 43) joined Province Healthcare Company (NYSE: PRV) ("Province") in 1997 and served as its Senior Vice President and Chief Financial Officer from October 2002 to April 2005. Province was acquired by LifePoint Hospitals, Inc. (NASDAQ: LPNT) in April 2005, at which time Mr. Hannon retired from the company. Prior to 1997, Mr. Hannon was a vice president with SunTrust Banks, Inc. (NYSE: STI) ("SunTrust"), where he was a senior healthcare lender. He joined SunTrust in 1984.

Sheli Z. Rosenberg	Director since 2001

Ms. Rosenberg (age 64) was Vice Chairman of Equity Group Investments, LLC ("EGI, LLC"), an investment company, from January 2000 to October 2003 and Chief Executive Officer and President of EGI, LLC from January 1999 to January 2000. From November 1994 until 1999, Ms. Rosenberg served as Chief Executive Officer, President and a director of EGI, an owner, manager and financier of real estate and corporations. Ms. Rosenberg was a principal in the law firm of Rosenberg & Liebentritt, P.C. from 1980 to 1997. Ms. Rosenberg is also a trustee of EQR, an apartment REIT, and Equity Office Properties Trust (NYSE: EOP), an office REIT. Ms. Rosenberg is a director of Equity Life Style Properties (NYSE: ELS), a manufactured home community REIT, CVS Corporation (NYSE: CVS), a drug store chain, and Cendant Corporation (NYSE: CD), a provider of travel-related, real estate-related and direct marketing consumer and business services. Ms. Rosenberg is co-founder and President of The Center for Executive Women at the Kellogg School of Management.

Thomas C. Theobald	Director since 2003

Mr. Theobald (age 68) has served as Senior Advisor at Chicago Growth Capital, a Chicago-based private equity firm, since September 2004. From September 1994 to September 2004, he served as a Managing Director at William Blair Capital Partners, and from July 1987 to August 1994, Mr. Theobald was Chairman and Chief Executive Officer of Continental Bank Corporation, a bank holding company. Prior to that, he worked at Citicorp/Citibank from 1960 to 1987, rising to the level of Vice Chairman. He currently serves on the Boards of Directors of Anixter International, Inc. (NYSE: AXE), a supplier of electrical apparatus and equipment, Columbia Funds, a mutual fund group, AMBAC Financial Group (NYSE: ABK), a financial guaranty underwriter, and Jones Lang LaSalle Incorporated (NYSE: JLL), a real estate services and investment management firm. Mr. Theobald is also a director of the MacArthur Foundation, a Life Trustee of Northwestern University and a member of the Board of Dean's Advisors at Harvard Business School.

  Board Independence

        The Board has affirmatively determined that all directors nominated for election at the Annual Meeting are independent of Ventas and its management and qualify as independent under the rules of the New York Stock Exchange (the "NYSE"), except for Ms. Cafaro, who, as our Chairman of the Board, Chief Executive Officer and President, is not independent under the rules of the NYSE. The Board's determination was based on a review conducted on March 9, 2006, pursuant to which each director's independence was evaluated on a case-by-case basis. The Board considered any matters that could affect the ability of each outside director to exercise independent judgment in carrying out his or her responsibilities as a director, including all transactions and relationships between, on one hand, each such director, the director's family members and organizations with which the director or the director's family members have an affiliation and, on the other hand, us, our subsidiaries and our management. Any such matters were evaluated both from the standpoint of the director and from that of persons or organizations with which the director has an affiliation. The Board has concluded that none of the directors (other than Ms. Cafaro) has a material relationship with us. Each director abstained from the vote pertaining to the determination of his or her independence.

        In evaluating Mr. Geary's independence, the Board considered the relationship between Ventas and ResCare pursuant to the Master Lease described under "Certain Relationships and Related Transactions—Transactions with ResCare" and has determined that such relationship is not material to Mr. Geary, ResCare or Ventas from a financial perspective or otherwise. The total annual payments made to Ventas under the Master Lease constitute less than one-tenth of one percent (0.1%) of the annual gross consolidated revenues of ResCare, and less than three-tenths of one percent (0.3%) of our annual gross consolidated revenues. Further, the Board believes that the terms of the Master Lease represent market rates. The Board does not believe this relationship will affect the ability of Mr. Geary to exercise independent judgment in carrying out his responsibilities as a director of Ventas.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES.

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

  Board Meeting Attendance

        During 2005, the Board held a total of eight meetings, including four regular meetings and four special meetings. In conjunction with its regular quarterly meetings, the Board of Directors met in executive session, outside the presence of management. The non-management members of the Board are expected to meet in executive session outside the presence of management, at a minimum, at each of the regularly scheduled quarterly Board of Directors meetings. On May 24, 2005, the Board of Directors appointed Mr. Crocker to serve as Presiding Director, whose duties include chairing the executive sessions of the non-management members of the Board of Directors. The Presiding Director must be an independent member of the Board. Mr. Crocker is expected to serve as the Presiding Director until the Annual Meeting and until his successor has been appointed or until his earlier resignation, removal from office or death.

        It is our policy that all directors should attend our annual meetings of stockholders. All directors attended the 2005 Annual Meeting of Stockholders. All directors also attended 75% or more of the meetings of the Board and standing committees on which they served in 2005.

  Communications with the Board

        Stockholders and other parties interested in communicating directly with the Board may do so by writing to Board of Directors, Ventas, Inc., c/o Corporate Secretary, 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223 or by submitting an e-mail to the Board at bod@ventasreit.com. Communications addressed to the Board are screened by the Corporate Secretary for appropriateness before either forwarding to or notifying the members of the Board of receipt of a communication. Additionally, stockholders and other parties interested in communicating directly with the Presiding Director of the Board of Directors or with the non-management directors as a group may do so by writing to Presiding Director, Ventas, Inc., 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223 or by submitting an e-mail to the independent members of the Board at independentbod@ventasreit.com.

  Committees of the Board

        The Board of Directors has five standing committees: the Audit and Compliance Committee (the "Audit Committee"); the Executive Compensation Committee (the "Compensation Committee"); the Executive Committee; the Investment Committee; and the Nominating and Governance Committee.

        The following table shows each committee on which each director served, the chairperson of each committee and the number of meetings held by each committee in 2005.

Name	Audit Committee	Compensation Committee	Executive Committee	Investment Committee	Nominating and Governance Committee
Debra A. Cafaro			X	C
Douglas Crocker II	X	X		X
Ronald G. Geary	X		X	X
Jay M. Gellert			C		X
Christopher T. Hannon	C		X
Sheli Z. Rosenberg		C			C
Thomas C. Theobald		X			X
Number of Meetings	4	4	0	1	1

C = Chairperson

        Audit Committee.    The Board has determined that each member of the Audit Committee is independent and satisfies the independence standards of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and related rules and regulations of the Securities and Exchange Commission (the "Commission") and the listing standards adopted by the NYSE, including the additional independence requirements for audit committee members. The Board has also determined that each member of the Audit Committee is financially literate and qualifies as an audit committee financial expert under the rules of the Commission.

        The Audit Committee assists Board oversight of the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of our internal audit function and independent auditors. Among other things, the Audit Committee prepares the report required by Commission rules to be included in our annual proxy statement; annually assesses the adequacy of its charter and reviews its performance; appoints and evaluates our independent auditors, subject to stockholder ratification; compensates, retains and oversees the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; reviews and approves our annual audited financial statements, quarterly financial statements and other reports and statements filed with the Commission; approves all audit services and permitted non-audit services (including the fees and terms thereof); reviews significant issues and judgments concerning our financial statements, regulatory and accounting initiatives and internal controls; reviews quarterly reports from the independent auditors on all critical accounting policies to be used, alternative treatment of financial information and other material written communications between the independent auditor and management; reviews our earnings press releases, as well as any financial information and earnings guidance provided to analysts and ratings agencies; reviews our risk exposures, including our risk assessment and risk management policies and guidelines; reviews disclosures by our Chief Executive Officer and Chief Financial Officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls; discusses with the independent auditor any problems relating to the conduct of the audit and management's response thereto; reviews and evaluates the qualifications, performance and independence of the independent auditor, including the lead partner of the independent auditor team; annually reviews a report from the independent auditor regarding (i) the independent auditor's internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditor and Ventas; oversees our internal audit function; reviews conflicts of interest and similar matters involving our directors or officers; establishes procedures for the receipt, retention and treatment of complaints concerning financial matters; reviews correspondence with regulators or governmental agencies and any published reports concerning our financial statements; and reviews accounting and financial personnel. The Audit Committee maintains free and open communication with the Board of Directors, the independent auditors, the internal auditors and the financial management.

        A more complete description of the functions of the Audit Committee is set forth in the Audit Committee's written charter, a copy of which is available on our Web site at www.ventasreit.com.

        Compensation Committee.    The Board has determined that each member of the Compensation Committee is independent and meets the definition of independence adopted by the NYSE. The functions of the Compensation Committee are to establish annual salary levels, approve fringe benefits and administer all incentive compensation plans and equity-based plans or programs for our executive officers. The Compensation Committee's compensation decisions for our Chief Executive Officer are subject to the review and approval of the independent members of the Board.

        A more complete description of the functions of the Compensation Committee is set forth in the Compensation Committee's written charter, a copy of which is available on our Web site at www.ventasreit.com.

        Executive Committee.    The Board of Directors has delegated to the Executive Committee the power to direct the management of the business and affairs of Ventas in emergency situations during the intervals between meetings of the Board (except for matters reserved to the Board and other committees of the Board).

        Investment Committee.    The function of the Investment Committee is to review and approve investments in, and acquisitions or development of, healthcare-related or seniors housing facilities.

        Nominating and Governance Committee.    The Board has determined that each member of the Nominating and Governance Committee is independent and meets the definition of independence adopted by the NYSE. The Nominating and Governance Committee identifies individuals qualified to become members of the Board; selects, or recommends to the Board for selection, director-nominees; oversees the Board and Board committees; develops and recommends to the Board a set of corporate governance guidelines and the corporate code of ethics; and generally advises the Board on corporate governance and related matters. Other specific authority and responsibilities of the Nominating and Governance Committee include establishing or approving the criteria for Board membership; making recommendations to the Board regarding its size, composition and tenure of directors; reviewing stockholder proposals and proposed responses; advising the Board on appropriate structure and operations of all committees of the Board, including committee member qualifications; reviewing and recommending to the Board committee assignments and additional committee members to fill vacancies as needed; annually reviewing and recommending to the Board the amount and types of compensation to be paid to our outside directors; annually reviewing with the Board succession planning with respect to our Chief Executive Officer and other executive officers; periodically reviewing our policies and procedures, including without limitation the corporate governance guidelines and the corporate code of ethics, as it deems appropriate, and recommending any changes or modifications to the Board for approval; developing, implementing, reviewing and monitoring an orientation program for new directors, as well as a continuing education program for existing directors; monitoring developments, trends and best practices in corporate governance and taking such actions in accordance therewith, as it deems appropriate; and overseeing, as it deems appropriate, an evaluation process of the Board and each of the Board committees, as well as an annual self-performance evaluation. The Nominating and Governance Committee has the authority to form subcommittees of independent directors and delegate its authority, to the extent not otherwise inconsistent with its obligations and responsibilities.

        A more complete description of the functions of the Nominating and Governance Committee is set forth in the Nominating and Governance Committee's charter, a copy of which is available on our Web site at www.ventasreit.com.

  Guidelines on Governance

        Our Guidelines on Governance set forth, among other things, the process by which the Nominating and Governance Committee identifies and evaluates nominees for Board membership. Under this process, the Nominating and Governance Committee considers and recommends to the Board a slate of directors for election at our annual meeting of stockholders. In selecting such slate, the Nominating and Governance Committee considers (i) incumbent members of the Board who have indicated a willingness to continue to serve as such, (ii) candidates, if any, nominated by our stockholders, and (iii) other individuals as determined by the Nominating and Governance Committee. Additionally, if at any time during the year a seat on the Board becomes vacant or a new seat is created, the Nominating and Governance Committee recommends a candidate to the Board for appointment. The Nominating and Governance Committee evaluates each candidate considering, among other things, the minimum criteria set forth below and any additional qualities that the Nominating and Governance Committee believes one or more directors should possess, based on an assessment of the perceived needs of the Board at that time. Other than the minimum criteria, no single factor is necessarily dispositive of whether a candidate will be recommended by the Nominating and Governance Committee. The Nominating and Governance Committee will consider individuals recommended for nomination by our stockholders in accordance with the procedures described under "Stockholder Proposals."

        The Nominating and Governance Committee will not recommend a nominee for a position on the Board unless the nominee possesses specific, minimum qualifications, whether such nominee was recommended by a stockholder or group of stockholders, or otherwise. Under these criteria, nominees for membership on the Board of Directors should: (i) have demonstrated management or technical ability at high levels in successful organizations; (ii) be currently employed in positions of significant responsibility and decision-making; (iii) have experience relevant to our operations, such as real estate, real estate investment trusts, healthcare, finance or general management; (iv) be well-respected in their business and home communities; (v) have time to devote to Board duties; and (vi) be independent from Ventas and our management (other than our Chief Executive Officer).

        We have on occasion in the past employed third parties to assist us in identifying potential candidates based on specific criteria that we provided to those third parties, which included the qualifications then required by us for nomination to the Board. We may employ such third parties on similar or other terms in the future.

        A copy of our Guidelines on Governance is available on our Web site at www.ventasreit.com. In addition, we will provide a copy of the Guidelines on Governance, without charge, upon request to Ventas, Inc., 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, Attention: Corporate Secretary.

COMPENSATION OF DIRECTORS

        All directors not employed by Ventas currently receive $1,500 for each board meeting they attend, $1,000 for each committee meeting they attend and $1,500 for each telephonic meeting in which they participate unless the telephonic meeting is ten minutes or less, in which case they do not receive any meeting fee. Non-employee directors also receive a $7,500 retainer for each calendar quarter in which they serve as a director. The Presiding Director receives an additional $6,250 retainer for each calendar quarter served.

        On January 1 of each year, each non-employee director who was elected at the preceding annual meeting of stockholders or appointed by the Board during the preceding year and who is serving as a director on such date receives an option to purchase 5,000 shares of Common Stock, with an exercise price equal to the fair market value of the Common Stock on the date the option is granted, pursuant to our 2004 Stock Plan for Directors (the "2004 Director Stock Plan"). Accordingly, in 2005, we issued options to purchase an aggregate of 30,000 shares of Common Stock to the six persons who were serving as non-employee directors on January 1, 2005.

        Additionally, on January 1 of each year, each non-employee director who was elected at the preceding annual meeting of stockholders or appointed by the Board during the preceding year and who is serving as a director on such date receives 1,750 shares of restricted stock or 1,750 restricted stock units pursuant to the 2004 Director Stock Plan. Accordingly, in 2005, we issued an aggregate of 10,500 shares of restricted stock to the six persons who were serving as non-employee directors on January 1, 2005.

        The 2004 Director Stock Plan also provides for the grant of 2,000 shares of restricted stock or 2,000 restricted stock units and options to purchase 10,000 shares of Common Stock, with an exercise price equal to the fair market value of the Common Stock on the date the option is granted, upon the initial election or appointment of a non-employee director.

        The 2004 Director Stock Plan under which the above grants are made expires on December 31, 2006. Accordingly, at the Annual Meeting, we are asking stockholders to approve the adoption of the new Director Plan, which will supersede and replace the 2004 Director Stock Plan.

        Pursuant to our Nonemployee Director Deferred Stock Compensation Plan (the "Director Deferred Compensation Plan"), non-employee directors may elect to defer receipt of their retainer and meeting fees. Deferred fees are credited to each participating director in the form of stock units, based on the fair market value of the Common Stock on the deferral date. At the election of the participating director, dividend equivalents on the stock units are paid either in additional stock units or cash.

        Each stock unit account generally is distributed and settled in whole shares of Common Stock on a one-for-one basis after the participant ceases to serve as a director of Ventas or such later time designated by the director. Under the Director Deferred Compensation Plan, a director may elect to receive settlement of the stock unit account either by delivery of the aggregate whole shares in the account after the cessation of service as a director or in installments over a period of not more than ten years. Fractional stock units are paid out in cash.

        Pursuant to our Common Stock Purchase Plan for Directors, non-employee directors may also elect to receive all or a portion of their retainer and meeting fees in the form of shares of Common Stock. Shares are paid directly to participating directors based on the fair market value of the Common Stock on the date on which the fees are scheduled to be paid.

EXECUTIVE OFFICERS

        Set forth below is certain biographical information concerning each of our current executive officers. Ages shown for all executive officers are as of March 31, 2006.

Name	Age	Position
Debra A. Cafaro	48	Chairman of the Board, President and Chief Executive Officer
Raymond J. Lewis	41	Executive Vice President and Chief Investment Officer
T. Richard Riney	48	Executive Vice President, General Counsel and Corporate Secretary
Richard A. Schweinhart	56	Executive Vice President and Chief Financial Officer

        Debra A. Cafaro.    Ms. Cafaro's biographical information is set forth above under "Proposal 1: Election of Directors."

        Raymond J. Lewis.    Mr. Lewis was promoted to Executive Vice President and Chief Investment Officer in January 2006 and, prior to that, served as our Senior Vice President and Chief Investment Officer since October 2002. Prior to joining Ventas, Mr. Lewis was managing director of business development for GE Capital Healthcare Financial Services, a division of General Electric Capital Corporation ("GECC"), which is a subsidiary of General Electric Corporation, where he led a team focused on mergers and portfolio acquisitions of healthcare assets. Prior to that, Mr. Lewis was Executive Vice President of healthcare finance for Heller Financial, Inc. (acquired by GECC in 2001), where he had primary responsibility for healthcare lending. Mr. Lewis has served on the board of directors of the Assisted Living Federation of America and as Chairman of the National Investment Center for the Seniors Housing & Care Industry ("NIC"). He is currently a member of the board of directors of NIC and the advisory board of the American Seniors Housing Association.

        T. Richard Riney.    Mr. Riney has served as our Executive Vice President, General Counsel and Corporate Secretary since May 1998. He served as Transactions Counsel of Vencor, Inc. (Ventas's predecessor) from April 1996 to April 1998. From May 1992 to March 1996, Mr. Riney was a partner of Hirn, Reed & Harper, a law firm based in Louisville, Kentucky, where his areas of concentration were real estate and corporate finance. Mr. Riney is a member of NAREIT.

        Richard A. Schweinhart.    Mr. Schweinhart was promoted to Executive Vice President and Chief Financial Officer in January 2006 and, prior to that, served as our Senior Vice President and Chief Financial Officer since December 2002, after serving as a full-time consultant to Ventas since May 2002. From September 1998 to February 2002, Mr. Schweinhart was Senior Vice President and Chief Financial Officer for Kindred Healthcare, Inc. ("Kindred"). Prior to joining Kindred, Mr. Schweinhart was a Senior Vice President of Finance for Columbia/HCA Healthcare Corporation ("Columbia") and was Chief Financial Officer at Galen Health Care, Inc. prior to its acquisition by Columbia. Previously, Mr. Schweinhart was a Senior Vice President of Finance at Humana Inc. He is a Certified Public Accountant and started his professional career with the Louisville office of the international accounting firm of Coopers & Lybrand (now known as PricewaterhouseCoopers LLP).

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to the beneficial ownership of Common Stock as of March 20, 2006 (except as otherwise noted) by (i) each person known to us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors and director-nominees, (iii) each "Named Executive Officer" listed in the Summary Compensation Table below and (iv) all of our directors and executive officers, as a group.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)(2)		Percent of Class(1)
Debra A. Cafaro	1,109,441	(3)(4)	1.06%
Douglas Crocker II	97,262	(3)	*
Ronald G. Geary	57,273	(3)	*
Jay M. Gellert	51,377	(3)	*
Christopher T. Hannon	13,000	(3)	*
Sheli Z. Rosenberg	73,836	(3)	*
Thomas C. Theobald	37,430	(3)(5)	*
Raymond J. Lewis	142,850	(3)	*
T. Richard Riney	404,390	(3)(6)	*
Richard A. Schweinhart	125,668	(3)(7)	*

All directors and executive officers as a group (10 persons)	2,112,527		2.03%
Cohen & Steers, Inc. Cohen & Steers Capital Management, Inc. 280 Park Avenue 10th Floor New York, NY 10017	11,667,458	(8)	11.24%
Deutsche Bank AG Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	6,176,550	(9)	5.95%
Wellington Management Company 75 State Street Boston, MA 02109	6,449,611	(10)	6.21%

*
Less than 1%

(1)
Beneficial ownership of shares for purposes of this Proxy Statement, as determined in accordance with applicable rules of the Commission, includes shares as to which a person has or shares voting power and/or investment power (whether or not vested). Each named person is deemed to be the beneficial owner of securities which may be acquired within sixty days of March 20, 2006 through the exercise of options, warrants or rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person; however, any such shares are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person. Percentages are based on 103,846,929 shares of Common Stock outstanding on March 20, 2006.

(2)
Except as set forth in the accompanying footnotes, the named persons have sole voting power and sole investment power over the shares beneficially owned by them. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right.

(3)
Includes the following number of shares of Common Stock which the respective directors, director-nominees and Named Executive Officers have or will have the right to acquire pursuant to options exercisable as of or within 60 days after March 20, 2006: Debra A. Cafaro, 566,153; Douglas Crocker II, 47,500; Ronald G. Geary, 47,500; Jay M. Gellert, 32,500; Christopher T. Hannon, 7,500; Sheli Z. Rosenberg, 32,500; Thomas C. Theobald, 22,500; Raymond J. Lewis, 111,797; T. Richard Riney, 111,856; and Richard A. Schweinhart, 85,906.

(4)
Includes 5,000 shares held in trust for the benefit of Ms. Cafaro's immediate family, as to which Ms. Cafaro's husband is the trustee.

(5)
Includes 2,000 shares held in trust for the benefit of Mr. Theobald's son.

(6)
Includes 1,300 shares held in Mr. Riney's IRA.

(7)
Includes 805 shares held in Mr. Schweinhart's IRA. Excludes 800 shares held in Mr. Schweinhart's wife's IRA. Includes 1,000 shares held in trust for the benefit of Mr. Schweinhart's aunt, as to which Mr. Schweinhart is the trustee. Mr. Schweinhart has shared voting power and shared investment power over 10,000 shares of Common Stock.

(8)
Based solely on information contained in a Schedule 13G/A filed jointly by Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. (collectively, "Cohen & Steers") on February 13, 2006. Cohen & Steers has sole voting power over 11,016,858 shares of Common Stock and sole dispositive power over 11,667,458 shares of Common Stock. Cohen & Steers Capital Management, Inc. is an investment advisor registered under Section 203 of the Investment Advisers Act and a wholly owned subsidiary of Cohen & Steers, Inc. On June 24, 2003, the Board granted a limited waiver (the "Waiver") from the 9.0% ownership limitation provisions of Article XII of our Certificate of Incorporation to Cohen & Steers. Under the Waiver, Cohen & Steers may beneficially own, in the aggregate, up to 14.0%, in number of shares or value, of the Common Stock.

(10)
Based solely on information contained in a Schedule 13G filed by Deutsche Bank AG ("DBAG") on February 7, 2006. DBAG has sole voting power over 6,107,650 shares of Common Stock and sole dispositive power over 6,176,550 shares of Common Stock. DBAG is the parent holding company of RREEF America, L.L.C., Deutsche Asset Management Inc. and DWS Holding & Service GmBH, each an investment advisor registered under Section 203 of the Investment Advisers Act, and Deutsche Bank Trust Company Americas, a bank.

(11)
Based solely on information contained in a Schedule 13G/A filed by Wellington Management Company, LLP ("Wellington Management") on February 14, 2006. Wellington Management has shared voting power over 5,058,111 shares of Common Stock and shared dispositive power over 6,407,611 shares of Common Stock. Wellington Management is an investment adviser registered under Section 203 of the Investment Advisers Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and officers and persons who own more than 10% of the Common Stock to file reports of beneficial ownership and changes in such ownership with the Commission. Based solely on a review of the copies of such reports furnished to us and on written representations from certain reporting persons that no Form 5 was required for any such persons, we believe that during 2005 all officers, directors and persons who own more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following table sets forth the compensation awarded to, earned by or paid to our Chief Executive Officer and our three other executive officers at the end of 2005 (the "Named Executive Officers") during each of our last three fiscal years:

  Summary Compensation Table

		Annual Compensation			Long-Term Compensation(1)
					Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Other Annual Compensation ($)(3)	Restricted Stock Award(s) ($)(4)	Securities Underlying Options/ SARs (#)		LTIP Payouts ($)	All Other Compensation ($)(5)
Debra A. Cafaro Chairman of the Board, Chief Executive Officer and President	2005 2004 2003	525,000 466,200 444,000	2,100,000 932,000 1,000,000	18,536 17,377 17,545	840,000 745,600 710,400	136,231 149,539 142,080	(6)	710,000 — —	3,924 3,924 3,899
Raymond J. Lewis Executive Vice President and Chief Investment Officer	2005 2004 2003	300,000 228,000 220,000	750,000 342,000 220,000	263 202 160	300,000 182,400 176,000	48,654 36,205 36,439	(6)	176,000 — —	631 484 350
T. Richard Riney Executive Vice President, General Counsel and Corporate Secretary	2005 2004 2003	300,000 290,000 290,000	700,000 435,000 435,000	1,459 1,443 1,378	240,000 232,000 232,000	38,924 46,050 48,033	(6)	232,000 — —	984 954 760
Richard A. Schweinhart Executive Vice President and Chief Financial Officer	2005 2004 2003	310,000 262,000 250,000	775,000 393,000 375,000	1,425 1,246 658	310,000 209,600 200,000	50,276 41,604 41,408	(6)	200,000 — —	2,773 2,425 1,167

(1)
The long-term compensation amounts for 2005, 2004 and 2003 represent the long-term compensation earned by the Named Executive Officers for performance during fiscal years 2005, 2004 and 2003, respectively, which was granted to the Named Executive Officers in January 2006, 2005 and 2004, respectively.

(2)
The bonus amounts reflect compensation earned in respect of 2005, 2004, and 2003, respectively, and paid during the first quarter of the following year.

(3)
Represents supplemental disability insurance premiums for Ms. Cafaro and Mr. Riney and reimbursement for the payment of taxes relating to group term life insurance paid on behalf of executives for the respective fiscal year.

(4)
The amounts shown in the table represent the fair market value on the date of the grant of shares of restricted stock granted by us. The shares granted vest in three equal annual installments beginning on the date of the grant or on the first anniversary of the date of grant. Based on the closing price of $32.02 of the Common Stock on the NYSE on December 30, 2005, the aggregate value of all restricted stock held by the Named Executive Officers as of December 31, 2005 (excluding restricted stock granted in January 2006 for 2005 performance) is as follows:

Ms. Cafaro	$16,523,633 (516,041 shares)
Mr. Lewis	$ 772,803 (24,135 shares)
Mr. Riney	$ 9,076,037 (283,449 shares)
Mr. Schweinhart	$ 544,852 (17,016 shares)

Dividends, to the extent declared and paid, will be paid on restricted shares.

(5)
Represents life insurance premiums paid on behalf of executives for the respective fiscal year.

(6)
Represents options granted to the Named Executive Officers on January 27, 2006, at an exercise price per share of $30.83, representing the closing price of the Common Stock on the NYSE on the date of grant.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information concerning options to purchase shares of Common Stock granted to the Named Executive Officers during 2005 (excludes options granted in January 2006 for 2005 performance):

							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in 2005
Name				Date of Grant	Exercise Price Per Share(1)	Expiration Date
							5%	10%
Debra A. Cafaro	149,539	(3)	49%	1/25/05	$24.93	1/25/15	$2,344,524	$5,941,483
Raymond J. Lewis	36,205	(3)	12%	1/18/05	$25.19	1/18/15	$573,554	$1,453,499
T. Richard Riney	46,050	(3)	15%	1/18/05	$25.19	1/18/15	$729,517	$1,848,740
Richard A. Schweinhart	41,604	(3)	14%	1/18/05	$25.19	1/18/15	$659,085	$1,670,250

(1)
All options were granted at the closing price of the Common Stock on the NYSE on the date of grant. The exercise price and any tax withholding obligations related to exercise must be paid in cash or stock before delivery of shares of Common Stock.

(2)
Potential realizable values are reported net of the option exercise price, but before taxes associated with exercise. These amounts are predicated on 5% and 10% assumed annual rates of appreciation from the Common Stock price on the date of the grant for ten years (the option terms) in order to comply with the requirements of the Commission, and do not represent our expectations as to the annual rate of appreciation. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions, as well as the option holder's continued employment with us throughout the vesting period. The amounts reflected in this table will not necessarily be achieved.

(3)
Options become exercisable in three equal annual installments (with slight modifications for rounding) beginning on the date of grant. All options become fully exercisable upon a change in control of Ventas. Additionally, there is an acceleration of rights to exercise options upon certain instances of termination of employment.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

        The following table sets forth information concerning options exercised during 2005, and the fiscal year-end value of unexercised options held, by the Named Executive Officers:

			Number of Securities Underlying Unexercised Options at Fiscal Year End(2)
					Value of Unexercised In-the-Money Options at Fiscal Year End(3)
Name	Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Debra A. Cafaro	309,658	$7,189,526	516,528	147,052	$8,717,285	$1,095,642
Raymond J. Lewis	—	—	68,029	39,615	$905,611	$343,799
T. Richard Riney	120,000	$1,963,264	77,518	46,711	$863,368	$354,100
Richard A. Schweinhart	—	—	41,474	41,538	$343,725	$313,931

(1)
The value realized was calculated by multiplying the number of shares acquired by the difference between the option exercise price and the price at which the Common Stock was purchased on the respective exercise dates, but before taxes and fees associated with the exercise.

(2)
Does not include options granted in January 2006 for 2005 performance.

(3)
Assumes, for all unexercised in-the-money options, the difference between the closing price of $32.02 of the Common Stock on the NYSE on December 30, 2005 and the exercise price.

LONG-TERM INCENTIVE PLAN—AWARDS IN LAST FISCAL YEAR

        The following table sets forth certain information pertaining to our long-term incentive plan for the Named Executive Officers for 2005:

			Estimated Future Payouts Under Non-Stock Price-Based Plans
	Number of Shares, Units or Other Rights
		Period Until Maturation Payout
			Threshold	Target	Maximum
Debra A. Cafaro	N/A(1)	3 years	$210,000	$525,000	$840,000
Raymond J. Lewis	N/A(1)	3 years	$60,000	$180,000	$300,000
T. Richard Riney	N/A(1)	3 years	$90,000	$150,000	$240,000
Richard A. Schweinhart	N/A(1)	3 years	$62,000	$186,000	$310,000

(1)
The three-year deferred incentive cash program is a component of our long-term incentive plan.

        The three-year deferred incentive cash program goals are based on our achievement of certain objectives related to our strategic diversification and growth plan. Payment under the deferred incentive cash program is deferred until after 2007 and is designed to award the achievement of our long-term goals and to enhance the retention of executive officers.

  Executive Officer 10b5-1 Plans

        Debra A. Cafaro, our Chairman of the Board, Chief Executive Officer and President, and T. Richard Riney, our Executive Vice President and General Counsel, have adopted non-discretionary, written trading plans that comply with Rule 10b5-1 of the Commission. Ms. Cafaro's 10b5-1 plan currently covers 278,961 shares of Common Stock expected to be acquired by her through the exercise of options previously granted to her as a portion of her long-term incentive compensation. The plan is expected to be in effect through December 2006. Mr. Riney's 10b5-1 plan currently covers 20,146 shares of Common Stock expected to be acquired by him through the exercise of options previously granted to him as a portion of his long-term incentive compensation. The plan is expected to be in effect through July 2006. At March 20, 2006, Ms. Cafaro and Mr. Riney beneficially owned approximately 1,109,441 shares and 404,390 shares, respectively, of Common Stock (including options which are exercisable within 60 days).

EMPLOYMENT AND OTHER AGREEMENTS

  Employment Agreement: Cafaro

        Effective March 5, 1999, we entered into an employment agreement with Ms. Cafaro (the "Cafaro Employment Agreement") pursuant to which Ms. Cafaro became our President and Chief Executive Officer and a director. Ms. Cafaro was appointed Chairman of the Board of Directors on January 28, 2003. The initial term of the Cafaro Employment Agreement expired on December 31, 2001; however, the term of the Cafaro Employment Agreement is automatically extended by one additional day for each day following the effective date of the agreement that Ms. Cafaro remains employed by us until we elect to cease such extension by giving notice to Ms. Cafaro. The Cafaro Employment Agreement provides for (i) an annual base salary (with a minimum annual increase of 5% thereafter), (ii) the eligibility to participate in our bonus and incentive programs and (iii) initial grants of restricted shares of Common Stock and options. In addition, the Cafaro Employment Agreement provides that we will provide a loan sufficient to cover income taxes payable on the vesting of shares of restricted stock; however, we ceased extending such loans in 2002 due to current interpretations of the Sarbanes-Oxley Act. The Cafaro Employment Agreement also provides that Ms. Cafaro is eligible to participate in our benefit plans and that we will provide her with $2 million of life insurance coverage and executive disability coverage with annual benefits of at least 100% of her base salary, as well as a tax gross up to the extent such benefits are taxable, and provides for the gross up of any payment or benefits to which she may be entitled for any tax imposed upon her by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar state or local tax.

        If Ms. Cafaro's employment is terminated (by us other than for "cause" or by her for "good reason"), she will be entitled to receive a cash payment equal to the sum of three times her base salary and the highest bonus and performance compensation in the preceding three years or the maximum bonus and performance compensation for the current year, whichever is higher (the "Maximum Bonus") as of the date of termination, plus the prorated portion of the Maximum Bonus for the year of termination. In addition, Ms. Cafaro will be entitled to full vesting of her shares of restricted stock and stock options and forgiveness of tax loans by us to Ms. Cafaro, as described below (the "Cafaro Tax Loans"), executive office space and services not to exceed $50,000 for up to one year and continuation of benefits for two years. If Ms. Cafaro's employment is terminated by reason of death or disability, she is entitled to receive a prorated portion of the Maximum Bonus and, in the case of disability, continuation of benefits for two years.

        In the event of a change of control, Ms. Cafaro will be entitled to a cash payment equal to 2.99 times the sum of her base salary and Maximum Bonus on the date of a change of control plus the fair market value of any targeted restricted shares to be issued in the year the change of control occurs. In addition, Ms. Cafaro will be entitled to full vesting of her shares of restricted stock and stock options and other performance compensation and forgiveness of the Cafaro Tax Loans.

        Pursuant to the Cafaro Employment Agreement, during the term of the Cafaro Employment Agreement, Ms. Cafaro and Mr. Crocker are entitled to jointly designate a person (the "Designee") to be nominated by the Board to serve as a director in lieu of an individual then serving as a director and we must use our best efforts to cause such Designee to be elected as director of Ventas. Ms. Cafaro and Mr. Crocker have not appointed a Designee to date.

  Employment Agreement: Riney

        We entered into an employment agreement with T. Richard Riney on July 31, 1998 (the "Riney Employment Agreement"), pursuant to which Mr. Riney became our Executive Vice President, General Counsel and Corporate Secretary. The initial term of the Riney Employment Agreement expired on July 31, 1999; however, the term of the Riney Employment Agreement is automatically extended by one additional day for each day following the effective date of the agreement that Mr. Riney remains employed by us until we elect to cease such extension by giving notice to Mr. Riney. Upon such notification, the Riney Employment Agreement will terminate in one year. The Riney Employment Agreement provides a base salary of not less than $137,000 per year and the ability of Mr. Riney to be eligible for bonuses and to participate in our incentive and other employee benefit plans. Mr. Riney may receive increases in his base salary from time to time as approved by the Compensation Committee of the Board.

        Under certain circumstances, the Riney Employment Agreement also provides for severance payments if Mr. Riney is terminated. If Mr. Riney's employment is terminated by reason of death or disability, Mr. Riney is entitled to a prorated portion of his target bonus. If Mr. Riney's employment is terminated by us for "cause" (as defined in the Riney Employment Agreement), no additional payments are made under the Riney Employment Agreement. If Mr. Riney's employment is terminated by him for "good reason" (as defined in the Riney Employment Agreement) or by us other than for "cause" (collectively, an "Involuntary Termination"), Mr. Riney would be entitled to a cash payment equal to the prorated portion of his "maximum bonus" (as defined in the Riney Employment Agreement) for the year of termination and one times his base salary and maximum bonus for the year of termination. In addition, Mr. Riney would be entitled to continuation of health, life and disability insurance coverage for one year, one year of additional vesting of restricted stock awards and one additional year in which to exercise stock options.

        We have also entered into a Change in Control Severance Agreement with Mr. Riney. This agreement provides for the severance benefits to become payable if, within two years of a change in control of Ventas (as defined in the agreement), either (i) we terminate Mr. Riney without cause or (ii) Mr. Riney terminates employment with us for "good reason" (as defined in the agreement). The agreement also provides that the severance benefits will become payable if Mr. Riney terminates employment with us within either of two 30-day periods commencing 30 days after the change in control and one year after the change in control. In the event of a termination covered by the Change in Control Severance Agreement, the benefits to be afforded to Mr. Riney include: (i) a lump sum payment equal to two times the sum of one year's base salary, plus the maximum bonus and other performance incentives and the fair market value of the maximum number of restricted shares to be issued for the year of termination of employment or change in control, whichever results in a greater amount; (ii) continuation of health, life and disability insurance coverage for two years; and (iii) an additional payment for any excise taxes he may incur as a result of the change in control.

        The Riney Employment Agreement and Mr. Riney's Change in Control Severance Agreement were amended on September 30, 1999 to provide for the gross up of any payment or benefits to which he may be entitled thereunder or any other agreement for any tax imposed upon him by Section 4999 of the Code or any similar state or local tax.

  Employment Agreements: Lewis and Schweinhart

        We entered into an employment agreement with Raymond J. Lewis on September 18, 2002 (the "Lewis Employment Agreement") pursuant to which Mr. Lewis became our Senior Vice President and Chief Investment Officer. Mr. Lewis was promoted to Executive Vice President on January 27, 2006. The initial term of the Lewis Employment Agreement expired on September 30, 2003; however, the term of the Lewis Employment Agreement is automatically extended by one additional day for each day following the effective date of the Lewis Employment Agreement that Mr. Lewis remains employed by us until we elect to cease such automatic extension by giving notice to Mr. Lewis. Upon such notice, the Lewis Employment Agreement will terminate no sooner than 12 months after the giving of such notice. The Lewis Employment Agreement provides Mr. Lewis with a base salary of not less than $210,000 per year. Mr. Lewis also received an engagement bonus of options to purchase 25,000 shares of stock and an award of 12,000 shares of restricted stock, which vest over a three-year period that commenced on September 18, 2003.

        We entered into an Amended and Restated Employment Agreement with Richard A. Schweinhart on December 31, 2004 (the "Schweinhart Employment Agreement") pursuant to which Mr. Schweinhart continued to serve as our Senior Vice President and Chief Financial Officer. Mr. Schweinhart was promoted to Executive Vice President on January 27, 2006. The initial term of the Schweinhart Employment Agreement expired on December 31, 2005; however, the term of the Schweinhart Employment Agreement is automatically extended by one additional day for each day following the effective date of the Schweinhart Employment Agreement that Mr. Schweinhart remains employed by us until we elect to cease such automatic extension by giving notice to Mr. Schweinhart. Upon such notice, the Schweinhart Employment Agreement will terminate no sooner than 12 months after the giving of such notice. The Schweinhart Employment Agreement provides Mr. Schweinhart with a base salary of not less than $262,000 per year.

        The Lewis Employment Agreement and the Schweinhart Employment Agreement (collectively, the "Executive Employment Agreements") contain similar terms. The Executive Employment Agreements provide that Mr. Lewis and Mr. Schweinhart (each, an "Executive") are eligible for bonuses and to participate in our incentive and other employee benefit plans and may receive increases in their base salaries from time to time with the approval of the Chief Executive Officer and the Compensation Committee of the Board.

        If an Executive's employment is terminated by reason of death or disability, he is entitled to receive a prorated portion of his annual bonus, assuming maximum individual and company performance (the "Maximum Annual Bonus"), for the year of termination and, in the case of Mr. Lewis, any restricted stock and options received by him as part of his engagement bonus that have not previously vested would fully vest. If we terminate an Executive's employment other than for "cause," or if an Executive terminates his employment for "good reason" other than in connection with a Change in Control (as defined in the Executive Employment Agreements), he is entitled to receive a lump sum payment equal to one year's base salary as then in effect plus his Maximum Annual Bonus for the year of termination. In addition, the Executive would be treated as having an additional year of service for purposes of vesting of restricted stock and an additional year for the exercise of options and be entitled to the continuation of medical, dental, life and long-term disability insurance benefits for up to one year following termination. If we terminate an Executive's employment for cause, no additional payments are made under his Executive Employment Agreement.

        If, within one year following a Change in Control, we terminate an Executive's employment other than for cause, or if an Executive terminates his employment for good reason, he would receive: (i) a lump sum payment equal to two times the sum of one year's base salary as then in effect plus his Maximum Annual Bonus for the year of termination plus the fair market value of the maximum number of shares of restricted stock authorized to be issued to him in the year of termination; (ii) the full vesting of all options and restricted stock held by him; and (iii) continuation of medical, dental, life and long-term disability insurance benefits for two years.

        Each Executive Employment Agreement provides for the gross up of any payments or benefits to which the Executive may be entitled thereunder for any taxes imposed upon him by Section 4999 of the Code or any similar state or local tax.

REPORT OF THE COMPENSATION COMMITTEE

        The functions of the Compensation Committee include reviewing and approving our executive compensation structure and overall benefits program. The purpose of the executive compensation program is to establish and maintain a performance and achievement oriented environment, which aligns the interests of our executives with the interests of our stockholders. The key components of our compensation philosophy are base salary, an annual incentive award and long-term-based incentives.

        Our overall compensation structure is reviewed annually with the assistance of an expert independent consultant and the use of executive compensation surveys. In prior years, the following sectors were surveyed: (a) healthcare REITs; and (b) REITs with comparable total capitalization as Ventas, regardless of asset class (collectively, the "Comparable Companies"). The companies surveyed include some, but not all, of the companies covered in the indices included on the performance graph.

  Types of Compensation:

        1. Base Salary

        The Compensation Committee sets base salaries for executive officers. Base salary increases are provided to executives based on an evaluation of each executive's performance, the executive's level of responsibility, as well as the performance of Ventas as a whole. The Compensation Committee also considers the success of the executive officer in developing and executing Ventas's strategic plans, exercising leadership and creating stockholder value. In addition, the Compensation Committee evaluates the latest available survey information relating to the Comparable Companies to confirm appropriate compensation levels. The Compensation Committee reviews individual base salaries at least annually with the assistance of an expert independent consultant.

        2. Annual Cash Incentive Compensation

        The Compensation Committee, with the advice and recommendations of an expert independent consultant, established a bonus program for 2005 under which the level of bonus to be paid to the executive officers was dependent upon the attainment of certain financial and non-financial performance objectives by Ventas and upon the individual performance of the applicable executive officer. The maximum level performance objectives of Ventas and of each of the executive officers were attained for 2005. The annual cash bonuses awarded to executives ranged from 150% to 400% of base salary.

        3. Long-Term Incentive Compensation

    A. Stock Options and Restricted Stock/Restricted Stock Unit Awards

        The Compensation Committee recognizes that while the annual cash incentive compensation program provides rewards for positive short-term and mid-term performance, the interests of stockholders are served by giving key employees the opportunity to participate in the appreciation of the Common Stock through the grants of stock options and restricted stock/restricted stock unit awards. The use of such awards provides a long-term link between the results achieved for our stockholders and the reward provided to executive officers. Stock options and shares of restricted stock/restricted stock units are granted to executive officers primarily based on Ventas's total return to stockholders and as compared to other healthcare REITs and other criteria determined by the Compensation Committee. Stock-based compensation also provides an effective incentive for management to create stockholder value over the long-term because the full benefit of the compensation package cannot be realized unless an appreciation in price of the Common Stock occurs over a number of years. The stock-based compensation is an effective tool for management retention because vesting of the stock-based awards occurs over a number of years.

    B. Deferred Incentive Cash Plan

        With the advice and recommendation of an expert independent consultant, the Compensation Committee established a deferred incentive cash plan as part of Ventas's long-term incentive compensation arrangements for executive officers. Beginning in 2003, forty percent of the annual long-term incentive compensation award is deferred for three years and paid in cash, if at all, at the end of the three-year period based on certain criteria. The deferred incentive cash plan is an effective incentive for management to create long-term value for stockholders because the cash payout is performance-based and is deferred for three years.

  Chief Executive Officer's Compensation

        Based upon the executive compensation surveys of the Comparable Companies, the strategic accomplishments of Ventas, and the individual achievement of Ms. Cafaro, the Compensation Committee believes that the salary, bonus, restricted share awards and option grants to Ms. Cafaro, Chairman of the Board, Chief Executive Officer and President, are fair and competitive. Ventas achieved a number of strategic objectives under Ms. Cafaro's leadership during 2005, including: (a) 16% growth in Ventas's normalized funds from operations per share in 2005; (b) enhancement of the quality of Ventas's portfolio of facilities and advancement of Ventas's strategic diversification objective; and (c) continued strengthening of Ventas's credit profile. In addition, Ventas delivered 2005 total shareholder return of 23% and five-year compound annual total shareholder return of 51%, making Ventas the best performing REIT in the Morgan Stanley REIT Index and the 22nd best performing U.S. public company for the five-year period ending December 31, 2005. The Compensation Committee determined that compensation for Ms. Cafaro for 2005 was appropriate and desirable in light of her actual and potential future contributions to Ventas. The assessment of actual and potential future contribution was based on the Compensation Committee's subjective evaluation of Ms. Cafaro's abilities, skills, efforts, ethical standards and leadership. In accordance with Ventas's policy, Ms. Cafaro's 2005 compensation was reviewed and approved by the independent members of the Board of Directors.

  Tax Policy

        The Omnibus Budget Reconciliation Act of 1993 amended the Code to provide generally that the compensation paid by publicly held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1,000,000 per executive will be deductible by the corporation only if paid pursuant to a qualifying performance-based compensation plan approved by its stockholders. Compensation as defined by the Code includes, among other things, base salary, incentive compensation and gains on stock options and restricted stock. It is the Compensation Committee's policy to maximize the effectiveness of Ventas's executive compensation plans. In that regard, the Compensation Committee intends to maintain flexibility to take actions that are deemed to be in the best interests of Ventas and its stockholders. Such actions may not always result in executive compensation qualifying for the maximum possible tax deductibility under the Code. Ventas believes that substantially all of the compensation paid in 2005 is deductible for federal income tax purposes.

  Minimum Share Ownership Guidelines for Senior Executive Officers

        On March 9, 2006, Ventas adopted amended and restated minimum share ownership guidelines for its senior executive officers requiring such officers to maintain a minimum equity investment in Ventas based upon a multiple (ranging from three to five times) of each such officer's base salary. Each senior executive officer's compliance with the guidelines is reviewed on July 1 of each year. The guidelines require that senior executive officers achieve the minimum equity investment within five years from the date he or she first becomes subject to the guidelines. Until such time as a senior executive meets the minimum equity investment, that executive must retain at least 60% of the Common Stock granted to the executive by Ventas and/or purchased by the executive through the exercise of stock options. All of Ventas's senior executive officers are currently in compliance with the minimum stock ownership guidelines, subject to transition rules.

        The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act and shall not otherwise be deemed filed under such acts except to the extent that Ventas specifically incorporates this information by reference.

COMPENSATION COMMITTEE
Sheli Z. Rosenberg, Chair Douglas Crocker II, Member Thomas C. Theobald, Member

PERFORMANCE GRAPH

        The following performance graph compares the cumulative total return (including dividends) to the holders of our Common Stock from December 31, 2000 to December 31, 2005, with the cumulative total returns on the NYSE Composite Index ("NYSE Composite Index"), the NAREIT Composite REIT Index (the "All REIT Index"), the NAREIT Composite Healthcare REIT Index (the "NAREIT Healthcare REIT Index") and the Russell 1000 Index (the "Russell 1000 Index"). The comparison assumes $100 was invested on December 31, 2000 in Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, as applicable. We have included the NYSE Index in the performance graph because the Common Stock is listed on the NYSE. We have included the other indices because we believe that they are either most representative of the industry in which we compete, or otherwise provide a fair basis for comparison with Ventas, and are therefore particularly relevant to an assessment of our performance. The figures in the table below are rounded to the nearest dollar.

	December 31,
	2000	2001	2002	2003	2004	2005
Ventas	$100	$222	$239	$491	$643	$790
NYSE Composite Index (1)	100	90	72	95	109	119
All REIT Index	100	115	121	168	219	237
NAREIT Healthcare REIT Index	100	157	168	262	318	324
Russell 1000 Index	100	88	69	89	99	105

(1)
The NYSE Composite Index changed to a new methodology effective January 1, 2003. This new methodology is "fully transparent and rule-based" and includes both price and total return indexes. The value listed for the NYSE Composite Index as of December 31, 2003, 2004 and 2005 assumes that dividends were reinvested in 2003, 2004 and 2005 as defined under the new methodology. All prior-year values are based on the previous methodology. For more specific information on the new methodology, please refer to the NYSE Composite Index Methodology Guide, dated January 2003, which is available on the NYSE Web site at www.nyse.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the year ended December 31, 2005, the following persons served on the Compensation Committee: Sheli Z. Rosenberg, Douglas Crocker II and Thomas C. Theobald. None of the current members of the Compensation Committee is, or has been, an employee of Ventas or is an employee of any entity for which an executive officer of Ventas serves on the board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In May 1998, we adopted a policy which provides that any transaction between us and any of our officers, directors or their affiliates must be approved by the disinterested members of the Board and must be on terms no less favorable to us than those available from unaffiliated parties. In addition, any such transaction must also be reviewed by the Audit Committee.

  Transactions with ResCare

        On October 15, 1998, we acquired eight personal care facilities and related facilities for approximately $7.1 million from Tangram Rehabilitation Services, Inc. ("Tangram"), a wholly owned subsidiary of ResCare of which Mr. Geary is Chairman, President and Chief Executive Officer. The purchase price for the Tangram facilities was determined by an appraisal conducted by Graham & Associates, Inc., San Marcos, Texas, a certified General Real Estate Appraiser for the State of Texas. We lease the Tangram facilities to Tangram pursuant to a Master Lease Agreement, which is guaranteed by ResCare. During 2005, Tangram paid us approximately $863,000 in base rent payments. We believe that the terms of the Master Lease Agreement represent market rates.

  Cafaro Tax Loans

        Under the terms of the Cafaro Employment Agreement, we made loans to Ms. Cafaro in the aggregate principal amounts of $67,250 in 1999, $184,551 in 2000, $593,893 in 2001 and $870,759 in 2002 to pay all federal, state, local and other taxes payable upon the vesting of restricted stock awards previously granted to her. Due to current interpretations of the Sarbanes-Oxley Act, since 2002 we have not made, and we will not be making, further tax loans to Ms. Cafaro notwithstanding the terms of the Cafaro Employment Agreement. The principal amount of all of the Cafaro Tax Loans is payable on March 5, 2009. The Cafaro Tax Loans bear interest at the lowest applicable federal rate on the date incurred. Interest on the Cafaro Tax Loans is payable annually out of and only to the extent of dividends from the vested restricted stock. Ms. Cafaro has paid interest on the Cafaro Tax Loans through December 31, 2005. Each Cafaro Tax Loan is secured by a pledge of all of the restricted shares to which such Cafaro Tax Loan relates (a total of 476,188 shares), and the Cafaro Tax Loans are otherwise non-recourse to Ms. Cafaro. The Cafaro Tax Loans are to be forgiven if there is a change of control of Ventas or if we terminate Ms. Cafaro's employment for any reason other than "cause" or if Ms Cafaro terminates her employment for "good reason" or due to Ms Cafaro's death or disability. In the event either a loan or its forgiveness results in taxable income to Ms. Cafaro, we are required to pay to Ms. Cafaro an amount sufficient for the payment of all taxes relative to the loan or its forgiveness.

CODE OF ETHICS AND BUSINESS CONDUCT

        We have adopted a Code of Ethics and Business Conduct that applies to all of our directors and employees, including the Chief Executive Officer and all senior financial officers, such as the Chief Financial Officer and the Controller, as required by the Sarbanes-Oxley Act, as well as all of the directors and officers of our subsidiaries. A copy of the Code of Ethics and Business Conduct is available on our Web site at www.ventasreit.com. In addition, we will provide a copy of the Code of Ethics and Business Conduct, without charge, upon request to Ventas, Inc., 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, Attention: Corporate Secretary. Waivers from, and amendments to, the Code of Ethics and Business Conduct that apply to our Chief Executive Officer, Chief Financial Officer or persons performing similar functions will be timely posted on our Web site at www.ventasreit.com.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

        The Audit Committee oversees Ventas's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the year ended December 31, 2005 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Ventas's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including SAS 61 (Statement of Auditing Standards, AU 380—Communication with Audit Committee). Ventas's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and Ventas, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee has also considered the compatibility of non-audit services with the auditors' independence.

        The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of Ventas's internal controls, and the overall quality of Ventas's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in Ventas's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the appointment of Ventas's independent auditors.

        The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts except to the extent that Ventas specifically incorporates this information by reference.

AUDIT COMMITTEE
Christopher T. Hannon, Chair Douglas Crocker II, Member Ronald G. Geary, Member

PROPOSAL 2:

RATIFICATION OF INDEPENDENT AUDITORS FOR FISCAL YEAR 2006

  Fees of the Independent Auditor

        Ernst & Young audited our financial statements for the year ended December 31, 2005 and has been our auditors since May 1998. Fees billed by Ernst & Young for the years ended December 31, 2005 and 2004 were as follows:

	2005	2004
Audit Fees(1)	$703,900	$584,800
Audit-Related Fees(2)	—	12,600
Tax Fees(3)	29,784	20,839
All Other Fees(4)	—	—

Total	$733,684	$618,239

(1)
The category of Audit Fees includes the aggregate fees billed for professional services rendered by Ernst & Young for the audit of our annual consolidated financial statements (including Ventas Finance, Inc. in 2004 and debt covenant compliance letters), audit of internal control over financial reporting estimate, review of interim financial statements included in our Quarterly Reports on Form 10-Q for such fiscal year, audit of annual financial statements and review of interim financial statements of ElderTrust Operating Limited Partnership, advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and work on securities and other filings with the Commission, including comfort letters, consents and comment letters.

(2)
The category of Audit-Related Fees consists principally of audits and consultations in connection with acquisitions.

(3)
The category of Tax Fees consists principally of reviews of tax returns and advice on tax-planning matters.

(4)
With respect to the category of All Other Fees, we did not incur fees except as indicated in the above categories.

        All audit-related services, tax services and other services were pre-approved by the Audit Committee in accordance with the Audit Committee's pre-approval policies described below. The Audit Committee determined that the provision of such services by Ernst & Young did not compromise Ernst & Young's independence and was consistent with their role as our independent auditors.

  Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors

        The Audit Committee implemented pre-approval policies related to the provision of both audit and non-audit services performed by our independent auditors in order to assure that the provision of such services and related fees not impair the auditors' independence. Under these procedures, the annual audit services and related fees of the independent auditors are subject to the specific approval of the Audit Committee. The independent auditors must provide the Audit Committee with an engagement letter prior to or during the first calendar quarter of each calendar year outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters. Also under these procedures, the Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the auditors. The Audit Committee may not grant approval for any services categorized as "Prohibited Non-Audit Services" by the Commission. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee. To obtain approval of other permissible non-audit services, management must submit to the Audit Committee those non-audit services for which it recommends the Audit Committee engage the independent auditors. Management and the independent auditors must each confirm to the Audit Committee that each non-audit service for which approval is requested is not a Prohibited Non-Audit Service. The term of any pre-approved non-audit service is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Fee levels for all non-audit services to be provided by the independent auditors are established periodically by the Audit Committee. Any proposed services exceeding these levels require separate pre-approval by the Audit Committee. With respect to each proposed pre-approved non-audit service, the independent auditors, as necessary, must provide detailed back-up documentation to the Audit Committee regarding the particular service to be provided. At each regularly scheduled Audit Committee meeting, our management and the independent auditors report on the non-audit services provided by the independent auditors pursuant to the pre-approval process during the quarter and year-to-date and the fees incurred for such services during the periods. Our Chief Accounting Officer and Controller is responsible for tracking all independent auditor fees for pre-approved non-audit services.

        The Audit Committee has appointed Ernst & Young as our independent auditors for fiscal year 2006. Ernst & Young will examine our financial statements for fiscal year 2006. If the stockholders do not ratify this appointment, the Audit Committee will consider other independent auditors. One or more members of Ernst & Young are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

        Ratification of the appointment of Ernst & Young as independent auditors requires the affirmative vote of the holders of the majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG AS THE INDEPENDENT AUDITORS FOR FISCAL YEAR 2006.

PROPOSAL 3:

APPROVAL OF THE ADOPTION OF THE VENTAS, INC. 2006 INCENTIVE PLAN

        We are asking stockholders to approve the adoption of the Incentive Plan. The Board, upon the recommendation of the Compensation Committee, adopted the Incentive Plan on March 9, 2006, subject to stockholder approval, and recommends that stockholders approve such adoption. The Incentive Plan will become effective May 31, 2006, provided its adoption is approved by the holders of a majority of the outstanding shares present or represented and entitled to vote on the proposal to approve the adoption of the Incentive Plan at the Annual Meeting and the number of votes cast on such proposal represents at least 50% of the shares of Common Stock entitled to vote thereon. The existing 2000 Incentive Compensation Plan is scheduled to expire on December 31, 2006, and no additional awards can be granted under the 2000 Incentive Compensation Plan after that date.

        The purpose of the Incentive Plan is to advance our interests and the interests of our stockholders by attracting, retaining, and motivating employees who will be responsible for the long-term success and development of Ventas. The Incentive Plan permits but does not require the award of a variety of economic incentives to our employees, including stock options, restricted stock, restricted stock units, stock awards, performance units, units of partnership interest in our operating partnerships ("Op Units"), cash awards, and stock appreciation rights ("SARs").

        A copy of the Incentive Plan is attached to this Proxy Statement as Annex A and is incorporated herein by reference. The description below is a summary and not intended to be a complete description of the Incentive Plan. Please read the Incentive Plan for more detailed information.

Plan Administration and Eligibility

        The Incentive Plan is administered by a committee (the "Plan Committee") composed of one or more directors of Ventas or the entire Board. In administering the Incentive Plan, the Plan Committee will determine, among other things: (i) individuals to whom grants of awards will be made; (ii) the type and size of awards; and (iii) the terms of an award including, but not limited to, a vesting schedule, exercise price, restrictions or performance criteria, and deferral opportunity. The Plan Committee may also construe and interpret the Incentive Plan. The Plan Committee will initially be the Compensation Committee.

        All full-time employees of Ventas, or any subsidiary, partnership or limited liability company in which we own a majority interest, are eligible to receive awards under the Incentive Plan when designated by the Plan Committee. At March 31, 2006, we had approximately 34 full-time employees. In selecting employees to receive awards under the Incentive Plan, the Plan Committee must take into consideration such factors as it deems relevant in promoting the purposes of the Incentive Plan, including the duties of the employees and their present and potential contribution to the success of Ventas.

Shares Available for Issuance

        The Incentive Plan provides that 5,000,000 shares of Common Stock and Op Units, in the aggregate, will be available for the granting of awards and the maximum number of shares of Common Stock and Op Units with respect to which stock options or other stock-based awards may be granted to any individual shall be 5,000,000. The maximum amount of a cash award which may be granted to an employee during any calendar year will not be greater than $10 million. The Common Stock subject to the Incentive Plan will be authorized but unissued shares or treasury shares. Pursuant to the Incentive Plan, the number and kind of shares or Op Units to which awards are subject may be appropriately adjusted in the event of certain changes in capitalization of Ventas, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions and repurchases of shares. If and to the extent an award under the Incentive Plan expires or terminates for any reason without having been exercised in full or is forfeited, the shares (including restricted stock) or Op Units associated with such award will again become available for issuance pursuant to other awards under the Incentive Plan. The closing price of the Common Stock on the NYSE on March 30, 2006 was $32.97.

Awards under the Plan

  Stock Options

        The Plan Committee may grant stock options to eligible individuals in the form of incentive stock options or non-qualified stock options. All incentive stock options are intended to qualify under Section 422 of the Code. The exercise period for any stock option will be determined by the Plan Committee at the time of grant but may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a "Ten-Percent Shareholder," as defined in the Incentive Plan). The exercise price per share of the Common Stock covered by a stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an incentive stock option granted to a Ten-Percent Shareholder). The exercise price is payable, at the Plan Committee's discretion, in cash, in shares of already owned Common Stock held for at least six months, or in any other reasonable consideration that the Plan Committee may deem appropriate. Stock options will be exercisable in installments as determined by the Plan Committee and as set forth in the employee's option agreement. Each option grant may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable. The Plan Committee may, in its discretion and with appropriate restrictions, authorize any non-qualified stock option to be transferable to the employee's spouse, lineal descendants or a trust or other entity exclusively for the benefit of the employee and such persons.

        The Plan Committee determines the terms of the stock options. However, except for adjustments pursuant to the Plan, the Plan Committee will not change the exercise price of an outstanding stock option without the approval of stockholders. Unless the Plan Committee determines otherwise or except as otherwise provided in the applicable option agreement, the following treatment of stock options applies upon termination of employment. If any employee's employment terminates by reason of death or disability, any outstanding stock option will vest fully and be exercisable at any time within two years following the date of death or disability for a non-qualified stock option and one year following the date of death or disability for an incentive stock option (but in no event beyond the stated term of the option). Upon an employee's retirement, a stock option will be exercisable at any time prior to the end of the stated term of the stock option or two years following the retirement date in the case of a non-qualified stock option and 90 days after retirement in the case of an incentive stock option, whichever is the shorter period, but only to the extent the stock option is exercisable at retirement. Upon termination for any other reason other than for cause, any previously vested stock option will be exercisable for the lesser of 180 days or the balance of the stock option's stated term, but in no event shall the stock option's term exceed the stated term. In the event of termination for cause, all options, whether or not exercisable, will terminate.

  Restricted Stock and Restricted Stock Units

        Subject to the limitations of the Incentive Plan, the Plan Committee may grant restricted stock or restricted stock units to eligible employees. Generally, employees receiving restricted stock or restricted stock units are not required to pay us for the restricted stock (except for applicable tax withholding). Restricted stock awards are shares of Common Stock that are subject to restrictions on transfer or other incidence of ownership which lapse based solely on continued employment with us for specified periods or based on the achievement of specified performance standards, in either case, as determined by the Plan Committee. Restricted stock units are awards denominated in units of Common Stock that are subject to restrictions which lapse based solely on continued employment with us for specified periods or based on the achievement of specified performance standards, in either case, as determined by the Plan Committee. The Plan Committee also will determine all terms and conditions pursuant to which restrictions on restricted stock or restricted stock units will lapse. At the discretion of the Plan Committee, certificates representing shares of restricted stock will be deposited with us until the restriction period ends. Grantees of restricted stock will have all the rights of a stockholder with respect to the restricted stock and shall receive dividends thereunder. Grantees of restricted stock units do not have the rights of stockholders but do receive dividend equivalents.

        The Plan Committee determines the terms of the restricted stock and restricted stock units. Unless the Plan Committee determines otherwise, the following treatment of restricted stock and restricted stock units applies upon termination of employment. If an employee's employment terminates by reason of death or disability prior to the expiration of the restriction period applicable to restricted stock units or any shares of restricted stock then held by the employee, all restrictions pertaining to such restricted stock units or shares immediately lapse. Upon termination for any other reason, all restricted stock units and shares of restricted stock are forfeited; provided, however, the Plan Committee may provide by agreement with the employee or otherwise that the restrictions on some or all of the shares or restricted stock units held by an employee shall lapse upon the employee's retirement or other termination of employment other than for cause.

  Op Units

        The Plan Committee may grant Op Units to eligible employees. The Plan Committee determines the terms and restrictions on the award of Op Units. The right to distributions with respect to Op Units is determined by the award agreement and the partnership agreement with respect to the Op Unit.

  Performance Units

        The Plan Committee may grant performance units to eligible employees. Each performance unit will specify the performance goals, performance period and the number of performance units granted. The performance period will not be less than six months, or more than five years, as determined by the Plan Committee. Performance goals are those objectives established by the Plan Committee which may be expressed in terms of earnings per share, price of the Common Stock, pre-tax profit, net earnings, return on equity or assets, revenues, funds from operations per share, total stockholder return, tenant diversification, asset diversification, payor diversification, geographic diversification, any combination of the foregoing, or such other goals as the Plan Committee may determine. Performance goals may relate to the performance of Ventas or a subsidiary, a division or other operating unit thereof. The Plan Committee must establish performance goals within 90 days of the commencement of the applicable fiscal year. Performance goals may be established as a range of goals if the Plan Committee so desires. If the Plan Committee determines that the performance goals have been met, the employee will be entitled to the appropriate payment with respect thereto. At the option of the Plan Committee, payment may be made solely in shares of Common Stock, solely in cash, or a combination of cash and shares of Common Stock. The award of performance units does not create any rights in such employee as a stockholder of Ventas.

        Unless the Plan Committee determines otherwise, if an employee's employment terminates by reason of death or disability prior to the expiration of the performance period applicable to any performance unit then held by the employee, all restrictions pertaining to such performance units shall lapse and the employee will be entitled to the full amount of any award of performance units. Unless the Plan Committee determines otherwise, upon termination for any other reason, all performance units are terminated.

  Stock Appreciation Rights and Stock and Cash Awards

        The Plan Committee may grant SARs to eligible individuals. SARs constitute a right to receive, without payment to us, shares of Common Stock, cash or any combination thereof, having a value equal to the appreciation of the shares to which the SAR relates, determined in accordance with the Incentive Plan.

The term of each SAR shall be determined by the Plan Committee, but will not exceed ten years from the date of its grant. The Plan Committee determines all terms and conditions relating to any award of SARs.

        The Plan Committee may also grant stock and cash awards under the Incentive Plan. Stock and cash awards may be subject to terms and conditions, which may vary from time to time and among employees, as the Plan Committee deems appropriate. Each award of stock or cash may provide for a lesser payment in the event of partial fulfillment of performance goals.

Change in Control

        Generally, in the event of a Change in Control (as defined in the Incentive Plan or in the agreement evidencing an award under the Incentive Plan) of Ventas, all outstanding stock options and SARs become fully vested and immediately exercisable in their entirety. In addition, upon a Change in Control, all restrictions on restricted stock, restricted stock units and Op Units lapse and outstanding performance units become fully vested and immediately payable.

Amendments and Termination

        The Board may at any time, terminate, and from time to time, amend or modify the Incentive Plan. Any such action of the Board generally may be taken without the approval of our stockholders, but any material revision to the Plan can be made solely by the Board only to the extent that such stockholder approval is not required by applicable law or regulation or any national securities exchange on which the shares of Common Stock are listed. In no event may an amendment to the Incentive Plan increase the number of shares of Common Stock or Op Units available thereunder without the approval of our stockholders.

        The Incentive Plan will terminate on the earliest to occur of (i) the date when all of the shares of Common Stock and Op Units available under the Incentive Plan have been acquired through the exercise of awards and the payment of benefits in connection with awards under the Incentive Plan, (ii) May 31, 2016 and (iii) such other date as the Board may determine.

Federal Income Tax Considerations

        The following discussion briefly describes the federal income tax consequences generally applicable to employees and us with respect to awards under the Incentive Plan. It is not intended to be a complete discussion of the federal income tax consequences of participation in the Incentive Plan and is qualified in its entirety by reference to the Code and the regulations adopted under the Code.

  Non-Qualified Stock Options

        The granting of non-qualified stock options does not produce taxable income to the recipient or a tax deduction to Ventas. Taxable ordinary income will generally be recognized by the optionee at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of such exercise over the aggregate exercise price. We will be entitled to a corresponding federal income tax deduction. Upon a subsequent taxable disposition of the Common Stock, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. To the extent an optionee pays all or part of the exercise price by tendering shares of Common Stock (other than shares acquired pursuant to the exercise of any incentive stock option where the holding period has not yet been met), the tax consequences described above apply, except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the exercise price will have the same basis and tax holding period as the shares surrendered.

  Incentive Stock Options

        In the case of an incentive stock option, an optionee will not recognize any taxable income at the time of grant and we will not be entitled to an income tax deduction. No ordinary income will be recognized by the holder of an incentive stock option at the time of exercise. However, the excess of the fair market value of the Common Stock at the time of exercise over the aggregate exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise.

        If the optionee holds the shares acquired upon exercise of the incentive stock option for the greater of two years after the date the option was granted or one year after the acquisition of the Common Stock, the difference between the aggregate exercise price and the amount realized upon disposition of the Common Stock will constitute a long-term capital gain or loss, as the case may be, and we will not be entitled to a federal income tax deduction. If the Common Stock is disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise: (i) the optionee would realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise or the sales price, whichever is less, over the aggregate exercise price; (ii) we would generally be entitled to a deduction for such year in the amount of the ordinary income so realized; and (iii) the optionee would realize capital gain in an amount equal to the difference between (a) the amount realized upon the sale of the Common Stock and (b) the exercise price plus the amount of ordinary income, if any, realized upon the disposition.

  Restricted Stock

        In the absence of an election under Section 83(b) of the Code (a "Section 83(b) election"), an employee who receives restricted stock will recognize no income at the time of issuance. When the restriction period expires with respect to shares of restricted stock, an employee will recognize ordinary income equal to the fair market value of the Common Stock as of the date the restrictions expire over the amount paid for such Common Stock (if any). The employee's basis for the Common Stock is equal to the amount included in income on the expiration of the restriction period plus the amount paid (if any), and the holding period begins just after the restriction period ends. Any disposition of the Common Stock will result in a long-term or short-term capital gain or loss (depending upon the time the shares are held after the end of the restriction period). Dividends received by an employee on restricted stock constitute ordinary income in the year received. We will be entitled to a deduction equal to the amount of ordinary income recognized by an employee at the time such income is included in the employee's income, and also are entitled to a deduction for dividends paid to the employee on shares of Common Stock which remain subject to restrictions.

        If a Section 83(b) election is made within 30 days of the initial award of restricted stock, the restricted stock is treated, for tax purposes, as though the restriction period did not apply. Thus, the employee must include the excess of the fair market value of the Common Stock (computed without regard to the restrictions) on the date of the issuance over the amount paid for the Common Stock, if any, as ordinary income and the holding period begins just after such award date. We are entitled to a corresponding deduction for the grant, but dividends on the restricted stock would not be deductible. Any subsequent disposition of the Common Stock by the employee, other than by forfeiture, would result in capital gain or loss, which would be long-term or short-term depending upon the holding period. No deduction is permitted to a employee who has made the Section 83(b) election and who subsequently forfeits the restricted stock, other than a deduction for the amount (if any) the employee paid for the restricted stock, which is treated as a long-term or short-term capital loss, depending upon the holding period. In such case, we would be required to include as ordinary income the amount of the deduction we claimed with respect to the restricted stock.

  Op Units

        It is intended that the grant of Op Units will generally not be taxable to the employee, and, therefore, we will not be entitled to a deduction for such grant. Op Units are intended to be profits interests in our operating partnerships, and therefore, recipients of Op Units will be treated as partners of the operating partnerships. Pursuant to the terms of the operating partnerships, such partnership interests in the operating partnerships after vesting are convertible into shares of Common Stock.

  Performance Units

        Generally, performance units granted to an employee will be taxable to the employee in the amount of cash and the fair market value of Common Stock received. We will be entitled to a deduction for such amount at the time it is includable in the income of the employee.

  Stock Appreciation Rights and Stock and Cash Awards

        No income is recognized by an employee upon the grant of an SAR. Upon exercise of the SAR, the employee will have ordinary income in an amount equal to the cash received plus the fair market value of any Common Stock received. We will be entitled to a deduction for such amount at the time it is includable in the income of the employee.

        Upon the payment of a stock or cash award, the fair market value of the Common Stock or the amount of cash received will be ordinary income to the employee. We will be entitled to a deduction for such amount at the time it is includable in the income of the employee.

  Treatment as Deferred Compensation

        Restricted stock units or other awards under the Incentive Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Section 409A requirements include the timing of elections to defer, the timing of distributions and certain prohibitions on the acceleration of distributions. If these requirements are not met, the amounts deferred will generally be subject to immediate tax in the year the amounts are vested, imposition of an additional 20% income tax in addition to ordinary income taxes and interest at the underpayment rate plus 1%. The Plan Committee has authority to interpret the Incentive Plan in favor of compliance with Section 409A.

  Limitations on Deductions

        Under Section 162(m) of the Code, we are prohibited from deducting compensation paid to our Chief Executive Officer and our four other most highly compensated executive officers in excess of $1,000,000 per person. However, compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. We have structured the Incentive Plan so that compensation for which we may claim a deduction in connection with options, performance units, and SARs may be "performance-based compensation" within the meaning of Section 162(m) of the Code. Awards under the Incentive Plan which are not performance-based include stock awards, cash awards and awards of restricted stock which are not subject to performance restrictions, and therefore, any amounts for which we may claim a deduction in connection therewith will be subject to the limitations on deductibility in Section 162(m) of the Code.

        Under certain circumstances, the acceleration of the exercisability of options, the early lapse of restrictions on restricted stock or performance units, or the making of a cash payment in connection with a Change in Control might be deemed to be an "excess parachute payment" for purposes of the golden parachute tax provisions of Sections 280G and 4999 of the Code. To the extent it is so considered, the employee may be subject to a 20% excise tax, and we may be denied a tax deduction.

New Plan Benefits

        As described above, the Plan Committee, in its discretion, generally determines the selection of employees who will receive awards under the Incentive Plan and the size and type of awards.

        The Plan Committee has approved, subject to approval of the adoption of the Incentive Plan by stockholders at the Annual Meeting, certain option grants and grants of restricted shares to the Named Executive Officers. If the Incentive Plan is approved by stockholders at the Annual Meeting, the number of options and restricted shares to be granted to the Named Executive Officers will be determined based on attainment of certain performance objectives by them and will be granted after attainment of the performance objectives. The Plan Committee determined to grant options to executives with respect to a number of shares equal to the dollar values under the applicable performance objective level achieved, shown in the table below, divided by the option value on the date of grant.

Option Awards

Name and Position	Threshold Value	Target Value	Maximum Value
Debra A. Cafaro, Chairman, Chief Executive Officer and President	$111,000	$277,500	$444,000
Raymond J. Lewis, Executive Vice President and Chief Investment Officer	$31,500	$94,500	$157,500
T. Richard Riney, Executive Vice President, General Counsel and Corporate Secretary	$47,250	$78,750	$126,000
Richard A. Schweinhart, Executive Vice President and Chief Financial Officer	$32,550	$97,650	$162,750

        In addition, the Plan Committee determined to provide a deferred incentive cash program in the amounts under the applicable performance objective level achieved, shown in the table below, as well as to grant restricted shares to executives with respect to a number of shares equal to the dollar values under the applicable performance objective level achieved, also shown in the table below, divided by the share price on the date of grant.

Deferred Incentive Cash Program and Restricted Stock Awards

Name and Position	Threshold Value	Target Value	Maximum Value
Debra A. Cafaro, Chairman, Chief Executive Officer and President	$222,000	$555,000	$888,000
Raymond J. Lewis, Executive Vice President and Chief Investment Officer	$63,000	$189,000	$315,000
T. Richard Riney, Executive Vice President, General Counsel and Corporate Secretary	$94,500	$157,500	$252,000
Richard A. Schweinhart, Executive Vice President and Chief Financial Officer	$65,100	$195,300	$325,500

        In addition, the Named Executive Officers will be entitled to receive, pursuant to the Incentive Plan (if approved by stockholders at the Annual Meeting), bonuses for the year 2006 equal to: (i) in Ms. Cafaro's case, 400% of her base salary if her maximum performance objectives are achieved and 100% of her base salary if her threshold performance objectives are achieved; (ii) in Mr. Riney's case, 150% of his base salary if his maximum performance objectives are achieved and 50% of his base salary if his threshold performance objectives are achieved; and (iii) in each of Mr. Lewis's and Mr. Schweinhart's cases, 250% of his base salary if his maximum performance objectives are achieved and 50% of his base salary if his threshold performance objectives are achieved.

        Approval of the adoption of the Incentive Plan requires the affirmative vote of the holders of the majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote; provided that the number of votes cast on the proposal represents at least 50% of the shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE VENTAS, INC. 2006 INCENTIVE PLAN.

PROPOSAL 4:

APPROVAL OF THE ADOPTION OF THE VENTAS, INC. 2006 STOCK PLAN FOR DIRECTORS

        We are asking stockholders to approve the adoption of the Director Plan. The Board adopted the Director Plan on March 9, 2006, subject to stockholder approval, and recommends that stockholders approve such adoption. The Director Plan will become effective May 31, 2006, provided its adoption is approved by the holders of a majority of the outstanding shares present or represented and entitled to vote on the Director Plan at the Annual Meeting and the number of votes cast on such proposal represents at least 50% of the shares of Common Stock entitled to vote thereon. The existing 2004 Stock Plan for Directors is scheduled to expire on December 31, 2006, and no additional awards can be granted under the 2004 Stock Plan for Directors after that date.

        The purpose of the Director Plan is to promote our interests and the interests of our stockholders by allowing us to attract and retain highly qualified directors by permitting them to obtain or increase their proprietary interest in Ventas. The Director Plan provides for annual awards of options and restricted stock or restricted stock units to each of our non-employee directors and the flexibility to provide additional awards to non-employee directors. We currently have six non-employee directors.

        A copy of the Director Plan is attached to this Proxy Statement as Annex B and is incorporated herein by reference. The description below is a summary and not intended to be a complete description of the Director Plan. Please read the Director Plan for more detailed information.

Plan Administration

        The Director Plan is administered by a committee appointed by the Board of Directors (the "Committee"). The Nominating and Governance Committee of the Board will initially serve as the Committee for the Director Plan. Portions of the Director Plan are designed to operate automatically.

Shares Available for Issuance

        The Director Plan provides for an aggregate of 400,000 shares of Common Stock or Op Units generally convertible into shares of Common Stock that can be issued under the Director Plan. The shares subject to the Director Plan are authorized but unissued shares or treasury shares. Pursuant to the Director Plan, the number and kind of shares or Op Units available under the Director Plan and to which awards are subject will be appropriately adjusted in the event of certain changes in capitalization of Ventas, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions and repurchases of shares. Pursuant to the terms of the Director Plan, shares of Common Stock subject to options granted under the Director Plan that expire unexercised or are forfeited and shares of restricted stock, restricted stock units, Op Units or other awards that are forfeited will again become available for issuance pursuant to other awards under the Director Plan.

Awards under the Plan

  Stock Options

        Non-Discretionary Grants.    On January 1 of each year during the term of the Director Plan, each non-employee director (i) who is elected a director at the preceding annual meeting of stockholders or who has been appointed a director by the Board during the preceding year and (ii) who is acting as a director on such January 1 will receive a grant of an option for shares of Common Stock in a number determined by the Committee. Such options will have the terms and conditions described below.

        The exercise price of the option will be equal to 100% of the fair market value of the shares of Common Stock on the date the option is granted. The term of the option will be ten years from the date of grant, unless sooner terminated as provided in the Director Plan. The option is exercisable in two equal annual installments, with the first installment becoming exercisable on the date of grant of the option and the second installment becoming exercisable on the first anniversary of the date of grant of the option. Upon a Change in Control (as defined in the Director Plan) or the retirement of the director, the optionee will have the right to exercise the option in full as to all shares of Common Stock subject to the option.

        Termination of Options.    If the optionee ceases to be a director of Ventas for any reason other than death, disability, retirement or removal for cause, the option terminates six months after the optionee ceases to be a director of Ventas (unless the optionee dies during such period), or on the option's expiration date, if earlier, and will be exercisable during such period after the optionee ceases to be a director of Ventas only with respect to the number of shares of Common Stock which the optionee was entitled to purchase on the day preceding the day on which the optionee ceased to be a director. If the optionee ceases to be a director of Ventas because of removal for cause, the option terminates on the date of the optionee's removal.

        In the event of the optionee's death, disability or retirement while a director of Ventas, or the optionee's death within six months after the optionee ceases to be a director (other than by reason of removal for cause), the option terminates upon the earlier to occur of (i) twelve months after the date of the optionee's death, disability or retirement or (ii) the option's expiration date. The option will be exercisable during such period after the optionee's death or disability with respect to the number of shares as to which the option shall have been exercisable on the date preceding the optionee's death or disability, as the case may be. In the event of the retirement of the director, the option will be fully exercisable during such period.

        Restrictions on Transferability of Options.    Options are generally not transferable by the optionee otherwise than by bequest or the laws of descent and distribution and are generally exercisable during the optionee's lifetime only by the optionee; provided, however, that the optionee may, subject to certain restrictions, transfer options to certain family members, trusts for the exclusive benefit of certain family members, or a partnership or limited liability company in which such optionee and/or certain of the optionee's family members are the only partners or members, as applicable.

        Discretionary Grants.    Subject to the terms and provisions of the Director Plan, the Committee may grant additional options at any time and from time to time. The Committee determines the terms and conditions of these grants, but in no event will the exercise price of such options be less than 100% of the fair market value of shares of Common Stock on the date the option is granted.

  Restricted Stock and Restricted Stock Units

        Non-Discretionary Grants.    On January 1 of each year during the term of the Director Plan, each non-employee director (i) who is elected a director at the preceding annual meeting of stockholders or who has been appointed a director by the Board during the preceding year and (ii) who is acting as a director on such January 1 will receive a grant of shares of restricted stock or restricted stock units in a number determined by the Committee. On the initial election by the stockholders of a non-employee director to the Board who is not and has not been a member of the Board, or if earlier, on the initial appointment by the Board of a non-employee director, such director will receive a grant of shares of restricted stock or restricted stock units in a number determined by the Committee. The restrictions on the transfer of shares of restricted stock granted will lapse with respect to one-half of the shares of restricted stock granted on the first anniversary of the date of such grant, provided the recipient of the grant is a director at such time, and with respect to the remaining one-half of the shares of restricted stock on the second anniversary of the date of such grant, provided the recipient of the grant is a director at such time. One-half of the restricted stock units granted will vest on the first anniversary of the date of such grant, provided the recipient of the grant is a director at such time, and the remaining one-half of the restricted stock units will vest on the second anniversary of the date of such grant, provided the recipient of the grant is a director at such time.

        Upon a Change in Control or the retirement of the director, all restrictions pertaining to the then outstanding shares of restricted stock and restricted stock units held by the director lapse and such shares of restricted stock will thereafter be immediately free from any and all restrictions under the Director Plan and restricted stock units will be paid as set forth in the award agreement. Directors are generally entitled to dividends paid on restricted stock or dividend equivalents on restricted stock units.

        Discretionary Grants.    Subject to the terms and provisions of the Director Plan, the Committee may grant additional shares of restricted stock or restricted stock units at any time and from time to time. The Committee determines the terms and conditions of these grants.

  Other Stock-Based Awards

        The Director Plan provides that the Committee may grant to non-employee directors such other awards (including without limitation stock awards, stock appreciation rights, Op Units, and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including without limitation securities convertible into shares of Common Stock, including without limitation Op Units) as are deemed by the Committee to be consistent with the purpose of the Director Plan.

Amendments and Termination

        The Board may discontinue, amend, modify or terminate the Director Plan at any time. However, to the extent required to meet the requirements of any national securities exchange or system on which the shares are then listed or reported or the requirements of a regulatory agency having jurisdiction with respect to the Director Plan, stockholder approval will be necessary for any amendment that makes a material revision of the Director Plan. In no event may an amendment to the Director Plan increase the number of shares of Common Stock or Op Units available under the Director Plan without the approval of our stockholders.

        The Director Plan will terminate on the earliest to occur of (i) the date when all of the shares of Common Stock and Op Units available under the Director Plan have been acquired through the grant of restricted stock and other awards and the exercise of options granted under the Director Plan or through the vesting of awards, (ii) May 31, 2016, and (iii) such other date as the Board may determine.

Federal Income Tax Considerations

        The following discussion briefly describes the United States federal income tax consequences generally applicable to non-employee directors and us with respect to awards under the Director Plan. It is not intended to be a complete discussion of the federal income tax consequences of participation in the Director Plan and is qualified in its entirety by reference to the Code and the regulations adopted under the Code.

  Options

        The options granted under the Director Plan are non-qualified stock options. The granting of a non-qualified stock option does not produce taxable income to the optionee or a tax deduction to us. Taxable ordinary income generally will be recognized by the optionee at the time of exercise in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate exercise price. Upon a subsequent taxable disposition of the shares, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. To the extent the optionee pays all or part of the exercise price by tendering shares of Common Stock, the tax consequences described above apply, except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same basis and tax holding period as the shares surrendered.

  Restricted Stock

        A director generally will recognize taxable ordinary income when the shares of Common Stock cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount paid to us by the director for the shares (if any). However, no later than 30 days after a director receives a restricted stock award, the director may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the director will not recognize any additional income. When a director sells the shares, the director will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the director received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount paid to us by the director for the shares (if any) plus the amount of taxable ordinary income recognized by the director either at the time the restrictions lapsed or at the time of election, if an election was made by the director. If the director forfeits the shares to us, the director may not claim a deduction with respect to the income recognized as a result of the election.

  Restricted Stock Units and Other Awards

        Generally, upon the distribution of cash or shares to a director pursuant to the terms of restricted stock units or other awards, the director will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of shares received by the director over any amount paid to us by the director with respect to the award.

  Treatment as Deferred Compensation

        Restricted stock units or other awards under the Director Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Section 409A requirements relate to the timing of elections to defer, the timing of distributions and certain prohibitions on the acceleration of distributions. If these requirements are not met, the amounts deferred will generally be subject to immediate tax in the year the amounts are vested, imposition of an additional 20% income tax in addition to ordinary income taxes and interest at the underpayment rate plus 1%. The Committee has authority to interpret the Director Plan in favor of compliance with Section 409A.

  Tax Consequences to Us

        We generally will be entitled to a corresponding federal income tax deduction at the same time and in the same amount as a director recognizes ordinary income.

New Director Plan Benefits

        On January 1 of each year during the term of the Director Plan, awards of options and shares of restricted stock or restricted stock units in the number determined by the Committee will be granted to non-employee directors who are acting as directors on that date. Other awards under the Director Plan are dependent on the election or appointment of new non-employee directors or are discretionary. Therefore, awards to non-employee directors under the Director Plan are not yet determinable. Our employees are not eligible to participate in the Director Plan.

        Approval of the adoption of the Director Plan requires the affirmative vote of the holders of the majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote; provided that the number of votes cast on the proposal represents at least 50% of the shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE VENTAS, INC. 2006 STOCK PLAN FOR DIRECTORS.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information with respect to our equity compensation plans as of December 31, 2005:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	1,303,420	$18.4324	3,555,468
Equity compensation plans not approved by stockholders(2)	11,488	N/A	1,152,790

Total	1,314,908	$18.4324	4,708,258

(1)
These plans consist of (i) the 1987 Incentive Compensation Program (Employee Plan); (ii) the 1987 Stock Option Plan for Non-Employee Directors; (iii) the TheraTx, Incorporated 1996 Stock Option/Stock Issuance Plan; (iv) the 2000 Incentive Compensation Plan (Employee Plan) (formerly known as the 1997 Incentive Compensation Plan); (v) the 2004 Stock Plan for Directors (which amended and restated the 2000 Stock Option Plan for Directors (formerly known as the 1997 Stock Option Plan for Non-Employee Directors)); and (vi) the Employee and Director Stock Purchase Plan.

(2)
These plans consist of (i) the Common Stock Purchase Plan for Directors, under which our non-employee directors may receive Common Stock in lieu of directors' fees, (ii) the Nonemployee Director Deferred Stock Compensation Plan, under which our non-employee directors may receive units convertible on a one-for-one basis into Common Stock in lieu of director fees, and (iii) the Executive Deferred Stock Compensation Plan, under which our executive officers may receive units convertible on a one-for-one basis into Common Stock in lieu of compensation.

STOCKHOLDER PROPOSALS

        Any stockholder proposal intended to be presented at the 2007 Annual Meeting of Stockholders must be received by our Corporate Secretary by December 6, 2006 and meet the requirements of our bylaws and Rule 14a-8 under the Exchange Act in order to be considered for inclusion in our proxy materials for that meeting.

        According to our bylaws, a stockholder proposal, including stockholder recommendations regarding director nominations, must meet certain requirements described in the bylaws and may only be acted upon at an annual meeting of stockholders if the stockholder gives timely notice to us of such proposal (at least 60 but not more than 90 days before such annual meeting); provided, however, that if we give less than 70 days notice or prior public disclosure of the date of the annual meeting, notice by the stockholder must be given to us not later than the tenth day following the earlier of the date on which such notice of the meeting was mailed or the date on which such public disclosure was made. The persons appointed as proxies for the 2007 Annual Meeting will have discretionary voting authority with respect to any stockholder proposal, including any director nomination, that is submitted to us otherwise than in conformity with such requirements of our bylaws.

OTHER MATTERS

        The only matters to be considered at the Annual Meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Meeting and routine matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying form of proxy, or their substitutes, will have discretionary voting authority with respect to any stockholder proposal that is submitted to us otherwise than in conformity with the requirements of our bylaws.

ADDITIONAL INFORMATION

        A copy of our 2005 Annual Report to stockholders accompanies this Proxy Statement. Stockholders may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2005, excluding exhibits, without charge, upon request to Ventas, Inc., 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, Attention: Corporate Secretary. Copies of the exhibits to our Annual Report on Form 10-K will be provided to any requesting stockholder, provided that such stockholder agrees to reimburse us for reasonable fees related to providing such documents.

By Order of the Board of Directors,

Debra A. Cafaro Chairman of the Board, Chief Executive Officer and President
Louisville, Kentucky April 5, 2006

ANNEX A

VENTAS, INC.

2006 INCENTIVE PLAN

ARTICLE 1

Purpose

        The purpose of the Ventas, Inc. 2006 Incentive Plan ("Plan") is to advance the interest of Ventas, Inc., a Delaware corporation ("Company"), its subsidiaries and its stockholders by encouraging employees who will largely be responsible for the long-term success and development of the Company. The Plan is also intended to provide flexibility to the Company in attracting, retaining and motivating employees and promoting their efforts on behalf of the Company.

ARTICLE 2

Definitions and Construction

        2.1.    Definitions.    As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

          (a)   "Award" shall mean, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, LTIP Units, SARs, Performance Units, stock awards and cash awards.

          (b)   "Board" shall mean the Board of Directors of the Company.

          (c)   "Cause" shall mean, unless otherwise defined in an agreement evidencing an Award, a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

          (d)   A "Change in Control" shall have the same meaning as provided in the employment or change in control agreement with the Participant, or if no such agreement exists, unless otherwise defined in an agreement evidencing an Award, shall mean any of the following events:

            (1)   An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any Person immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership and/or Beneficially Owned") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

            (2)   The individuals who, as of May 31, 2006, are members of the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest (as described in former Rule 14a-11 promulgated under the Exchange Act) ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

            (3)   Approval by stockholders of the Company and the occurrence of:

              (A)  A merger, consolidation or reorganization involving the Company, unless such is a Non-Control Transaction. For purposes of the Plan, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company in which:

                  (i)  the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the voting securities of the corporation or entity resulting from such merger or consolidation or reorganization ("Surviving Corporation") over which any Person has Beneficial Ownership in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                 (ii)  the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors or equivalent body of the Surviving Corporation; and

                (iii)  no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

              (B)  A complete liquidation or dissolution of the Company; or

              (C)  The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary); or

            (4)   Any other event that the Committee shall determine constitutes an effective Change in Control of the Company.

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          (e)   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (f)    "Committee" shall mean the committee described in Section 3.1 or, as applicable, any other committee or any officer to whom the Board or the Committee has delegated authority in accordance with Section 3.1.

          (g)   "Disability" shall mean the total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

          (h)   "Employee" shall mean an individual who is a full-time employee of the Company, a Subsidiary or a partnership or limited liability company in which the Company or its Subsidiaries own a majority interest.

          (i)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (j)    "Fair Market Value" of the Shares shall mean, as of any applicable date, the closing sale price of the Shares on the New York Stock Exchange or any national or regional stock exchange on which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

          (k)   "ISOs" shall have the meaning given such term in Section 6.1.

          (l)    "LTIP Unit" shall mean an OP Unit granted pursuant to Section 8.1.

          (m)  "LTIP Unit Agreement" shall mean an agreement evidencing a LTIP Unit Award, as described in Section 8.2.

          (n)   "Nonexecutive Employees" shall mean Employees who are not executive officers of the Company.

          (o)   "NQSOs" shall have the meaning given such term in Section 6.1.

          (p)   "OP" means the applicable operating partnership of the Company.

          (q)   "Option" shall mean an option to purchase Shares granted pursuant to Article 6.

          (r)   "Option Agreement" shall mean an agreement evidencing the grant of an Option as described in Section 6.2.

          (s)   "Option Exercise Price" shall mean the purchase price per Share subject to an Option, which shall not be less than the Fair Market Value of the Share on the date of grant (110% of Fair Market Value in the case of an ISO granted to a Ten Percent Shareholder).

          (t)    "OP Unit" shall mean a unit of partnership interest in an OP.

          (u)   "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

          (v)   "Partnership Agreement" shall mean the Partnership Agreement from the applicable OP, as same may be amended or restated from time to time.

          (w)  "Performance Goals" shall have the meaning given such term in Section 9.4.

          (x)   "Performance Period" shall have the meaning given such term in Section 9.3.

          (y)   "Performance Unit" shall mean the right to receive a payment from the Company upon the achievement of specified Performance Goals as set forth in a Performance Unit Agreement.

          (z)   "Performance Unit Agreement" shall mean an agreement evidencing a Performance Unit Award, as described in Section 9.2.

          (aa) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

          (bb) "Plan" shall mean this Ventas, Inc. 2006 Incentive Plan as the same may be amended from time to time.

          (cc) "Restricted Award Agreement" shall mean an agreement evidencing a Restricted Stock Award or Restricted Stock Unit Award, as described in Section 7.2.

          (dd) "Restricted Stock" shall mean Shares granted pursuant to Article 7 as to which the restrictions have not expired.

          (ee) "Restricted Stock Unit" shall mean an Award granted pursuant to Article 7 denominated in units of the Company's common stock.

          (ff)  "Restriction Period" shall mean the period determined by the Committee during which the transfer of Shares or Op Units is limited in some way or Shares or Restricted Stock Units or LTIP Units are otherwise restricted or subject to forfeiture as provided in Article 7 or 8.

          (gg) "Retirement" shall mean retirement by a Participant in accordance with the terms of the Company's retirement or pension plans.

          (hh) "Shares" shall mean the shares of the Company's common stock, par value $.25 per share.

          (ii)   "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by such company.

          (jj)   "Ten Percent Shareholder" shall mean an Employee who, at the time an ISO is granted, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

        2.2.    Gender and Number.    Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

        2.3.    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3

Administration

        3.1.    The Committee.    The Plan shall be administered by a Committee appointed by the Board consisting of one or more directors of the Company or the entire Board of the Company. To the extent deemed appropriate by the Board, members of the Committee shall be "outside directors" within the meaning of Section 162(m) of the Code (or any successor provision thereto).

        Notwithstanding the foregoing, the Board may delegate responsibility for granting Awards and otherwise administering the Plan with respect to designated classes of Employees to one or more different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. To the extent consistent with applicable law, the Board or the Committee may authorize one or more officers of the Company to grant Awards to designated classes of Employees, within limits specifically prescribed by the Board or the Committee. The Board has delegated the ability to grant Awards to Nonexecutive Employees to a Board committee comprised of the Chief Executive Officer. Consistent with this paragraph, the Board or Committee shall each year establish an annual allotment of Shares with respect to which such Board committee or Company officer authorized pursuant to this paragraph may grant Awards to Nonexecutive Employees. Unless another amount shall otherwise be determined by the Board or Committee by authorized action, an annual allotment of ten thousand (10,000) Shares or Op Units is hereby established with respect to which such Board committee or Company officer is authorized pursuant to this paragraph to grant each year. Any Shares or Op Units within such annual allotment with respect to which Awards are not granted with respect to such annual period shall be automatically added to the annual allotment available pursuant to this paragraph in each succeeding year for Awards to Nonexecutive Employees until such Shares or Op Units are used for Awards. If and to the extent an Award granted pursuant to this paragraph shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, the Shares (including Restricted Stock) or Op Units associated with such Awards shall again become available for Awards pursuant to this paragraph.

        The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

        3.2.    Authority of the Committee.    Subject to the provisions of the Plan, the Committee shall have full authority to:

          (a)   select Participants to whom Awards are granted;

          (b)   determine the size, types and frequency of Awards granted under the Plan;

          (c)   determine the terms and conditions of Awards, including any restrictions or conditions to the Awards, which need not be identical, including, without limitation, the conditions under which Participants may defer the receipt of payment or delivery of Shares or Op Units that would otherwise be due such Participants (including by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units or LTIP Unit, or the satisfaction of any requirements or goals with respect to Performance Units or other Awards);

          (d)   accelerate the exercisability of any Award, for any reason;

          (e)   construe and interpret the Plan and any agreement or instrument entered into under the Plan; and

          (f)    establish, amend and rescind rules and regulations for the Plan's administration.

        The Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authority as identified hereunder; provided, however, that such delegation is permitted by law. The Committee (or the Board, in the absence of any such Committee) shall have the discretion to determine for purposes of the Plan whether any participant in the Plan (i) is or remains (or is not or does not remain) a full-time employee of the Company, and (ii) shall have incurred (or shall not have incurred) a termination of employment.

        3.3.    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding upon all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

        3.4.    Section 16 and 409A Compliance; Bifurcation of Plan.    It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and Section 409A of the Code and the rules and regulations promulgated thereunder to the extent deemed appropriate by the Committee. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act or Section 409A of the Code, the provision or administration shall be deemed null and void to the extent deemed appropriate by the Committee, and the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act and Section 409A of the Code to the extent deemed appropriate by the Committee. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE 4

Shares Available Under the Plan

        4.1.    Number of Shares.    Subject to adjustment as provided in Section 4.2, the number of Shares and Op Units reserved for issuance upon the exercise of Awards and the payment of benefits in connection with Awards is 5,000,000 and the maximum number of Shares and Op Units with respect to which Awards may be granted to any Participant under the Plan shall be 5,000,000. Any Shares or Op Units issued under the Plan may be, in whole or in part, of original issuance or held in treasury. If and to the extent an Award shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, the Shares (including Restricted Stock) or Op Units associated with such Awards shall again become available for Awards under the Plan.

        4.2.    Adjustments in Authorized Shares and Outstanding Awards.    In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures, or other change in the corporate structure of the Company affecting the Shares or Op Units, the Committee may substitute or adjust the total number and class of Shares, Op Units or other stock or securities which may be issued under the Plan, and the number, class and/or price of Shares or Op Units subject to outstanding Awards, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Participants and to preserve, without exceeding, the value of any outstanding Awards; and further provided, that the number of Shares or Op Units subject to any Award shall always be a whole number. In the case of ISOs, such adjustments shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

ARTICLE 5

Eligibility and Participation

        All Employees are eligible to receive Awards under the Plan. In selecting Employees to receive Awards under the Plan, as well as in determining the number of Shares or Op Units subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan, including the duties of the Employees, their present and potential contribution to the success of the Company and their anticipated number of years of active service as employees.

ARTICLE 6

Stock Options

        6.1.    Grant of Options.    Subject to the terms and provisions of the Plan, the Committee may grant Options to Participants at any time and from time to time, in the form of options which are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"), Options which are not intended to so qualify ("NQSOs") or a combination thereof. All ISOs must be granted within ten years from the date on which the Plan was adopted by the Board, and may only be granted to employees of the Company or any subsidiary corporation (within the meaning of Section 424(f)) and may not exceed the maximum limit set forth in Section 4.1. The Option Exercise Price shall not be less than the Fair Market Value of the underlying Share on the date of grant.

        6.2.    Option Agreement.    Each Option shall be evidenced by an Option Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option relates and such other provisions as the Committee may determine or which are required by the Plan. The Option Agreement shall also specify whether the Option is intended to be an ISO or a NQSO and shall include such provisions applicable to the particular type of Option granted.

        6.3.    Duration of Options.    Each Option shall expire at such time as is determined by the Committee at the time of grant; provided, however, that no Option shall be exercised later than the tenth anniversary of its grant (fifth anniversary in the case of an ISO granted to a Ten Percent Shareholder).

        6.4.    Exercise of Options.    Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve at the time of grant, which need not be the same for each grant or for each Participant. The Committee may accelerate the exercisability of any Option. Options shall be exercised, in whole or in part, by delivery to the Company of a written notice of exercise, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by full payment of the Option Exercise Price and all applicable withholding taxes.

        6.5.    Payment of Option Exercise Price.    The Option Exercise Price for Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise either (a) in cash in the form of currency or other cash equivalent acceptable to the Company, (b) by tendering Shares (by either actual delivery or by attestation) having a Fair Market Value (determined as of the close of the business day immediately preceding the day on which the Option is exercised) equal to the Option Exercise Price (provided such Shares have been held by the Participant for at least six months prior to their tender), (c) any other reasonable consideration that the Committee may deem appropriate or (d) by a combination of the forms of consideration described in (a), (b) and (c) of this Section 6.5. The Committee may permit the cashless exercise of Options as described in Regulation T promulgated by the Federal Reserve Board, subject to applicable securities law restrictions and assuming the cashless exercise is completed in a transaction independent of the Company and appropriately structured to avoid any adverse accounting consequences to the Company, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

        6.6.    Vesting Upon Change in Control.    Upon a Change in Control, any then outstanding Options held by Participants shall become fully vested and immediately exercisable.

        6.7.    Termination of Employment.    The Committee determines the treatment of Options upon termination of employment of a Participant. Unless the Committee determines otherwise, the treatment of Options upon termination of employment of a Participant shall be as set forth in this Section 6.7. If the employment of a Participant is terminated for Cause, all then outstanding Options of such Participant, whether or not exercisable, shall terminate immediately. Unless the Committee determines otherwise, if the employment of a Participant is terminated for any reason other than for Cause, death, Disability or Retirement, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by such Participant or such Participant's personal representative at any time prior to the expiration date of the Options or within 180 days after the date of such termination of employment, whichever is earlier. In the event of the Retirement of a Participant, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by the Participant (a) in the case of NQSOs, within two years after the date of Retirement and (b) in the case of ISOs, within 90 days after Retirement; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death or Disability of a Participant while employed by the Company or a Subsidiary, all then outstanding Options of such Participant shall become fully vested and immediately exercisable, and may be exercised at any time (a) in the case of NQSOs, within two years after the date of death or determination of Disability and (b) in the case of ISOs, within one year after the date of death or determination of Disability; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death of a Participant, the Option may be exercised by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of the deceased Participant's estate. In the event of the Disability of a Participant, Options may be exercised by the Participant, or if such Participant is incapable of exercising the Options, by such Participant's legal representative.

        6.8.    Transferable Options.    The Committee may, in its discretion by appropriate provision in the Participant's Option Agreement, authorize all or a portion of any NQSOs to be granted to a Participant be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Participant and/or his Immediate Family Members, or (iii) a partnership or limited liability company in which such Participant and/or his Immediate Family Members are the only partners or members, as applicable; provided that (a) there may be no consideration for any such transfer (other than interests in such partnership or limited liability company), (b) the Option Agreement must expressly provide for transferability in a manner consistent with the Section and (c) subsequent transfers of transferable NQSOs shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such NQSOs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Article 6 (excluding Section 6.7) the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment as set forth in Section 6.7 shall continue to be applied with respect to the original Participant. Any transferred NQSOs shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

        6.9.    Certificate Legend.    For any Shares issued upon exercise of an ISO, the Company may legend such Shares as it deems appropriate.

        6.10.    Committee Determination of Option Terms.    Notwithstanding anything to the contrary in Section 6.4 or Section 6.7, the Committee determines the period of time the Option is exercisable (provided that no Option shall be exercised later than the tenth anniversary of its grant) and to the extent that the Option Agreement provides for exercisability of the Option during a period when Section 6.4 or Section 6.7 would not otherwise permit exercise of the Option, the Option Agreement shall control as to such exercisability.

ARTICLE 7

Restricted Stock and Restricted Stock Units

        7.1.    Grant of Restricted Stock and Restricted Stock Units.    Subject to the terms and provisions of the Plan, the Committee may grant Restricted Stock or Restricted Stock Units, as elected by the Participant, to Participants at any time and from time to time and upon such terms and conditions as it may determine.

        7.2.    Restricted Award Agreement.    Each grant of Restricted Stock or Restricted Stock Unit shall be evidenced by a Restricted Award Agreement which shall specify the Restriction Period, the number of shares of Restricted Stock or Restricted Stock Units granted, and payment date for Restricted Stock Units, as determined by the Participant, and such other provisions as the Committee may determine and which are required by the Plan.

        7.3.    Non-Transferability of Restricted Stock and Restricted Stock Units.    Except as provided in this Article 7, shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period or later as specified in the Restricted Award Agreement, or upon earlier satisfaction of any other conditions determined at the time of grant specified in the Restricted Award Agreement.

        7.4.    Other Restrictions.    The Committee may impose such other restrictions on any shares of Restricted Stock or any Restricted Stock Units as it may deem advisable, including, without limitation, restrictions based upon the achievement of Performance Goals, years of service and/or restrictions under applicable Federal or state securities laws. The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Participant) in custody by the Company until any or all restrictions thereon shall have lapsed.

        7.5.    Reacquisition of Restricted Stock and Forfeiture of Restricted Stock Units.    The Committee shall determine and set forth in a Participant's Restricted Award Agreement such events upon which a Participant's shares of Restricted Stock shall be reacquired by the Company or Restricted Stock Units shall be forfeited, which may include, without limitation, the termination of a Participant's employment during the Restriction Period or the nonachievement of Performance Goals. Any such forfeited shares of Restricted Stock held by a Participant which are to be reacquired by the Company shall be immediately returned to the Company by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock.

        7.6.    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 7.4, each certificate representing shares of Restricted Stock shall bear the following legend:

"The sale or other transfer of the shares represented by this Certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Ventas, Inc. 2006 Incentive Plan, and in the related Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Ventas, Inc."

        7.7.    Lapse of Restrictions Generally.    Except as otherwise provided in this Article 7, shares of Restricted Stock shall be delivered to the Participant and no longer subject to reacquisition after the last day of the Restriction Period and Restricted Stock Units shall be fully vested after the last day of the Restriction Period and shall be paid as set forth in the Restricted Award Agreement; provided, however, that if the restriction relates to the achievement of a Performance Goal, the Restriction Period shall not end until the Committee has certified in writing that the Performance Goal has been met. Once the shares of Restricted Stock are released from their restrictions, the Participant shall be entitled to have the legend required by Section 7.6 removed from the Participant's share certificate, which certificate shall thereafter represent Shares free from any and all restrictions under the Plan.

        7.8.    Lapse of Restrictions Upon Change in Control.    Upon a Change in Control, any restrictions and other conditions pertaining to then outstanding shares of Restricted Stock and Restricted Stock Units held by Participants, including, but not limited to, vesting requirements, shall lapse and such Restricted Stock shall thereafter be immediately free from any and all restrictions under the Plan and such Restricted Stock Units shall be paid as set forth in the Restricted Award Agreement.

        7.9.    Voting Rights; Dividends and Other Distributions.    During the Restriction Period, Participants holding shares of Restricted Stock may exercise full voting rights, and shall be entitled to receive all dividends and other distributions paid, with respect to such Restricted Stock. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.

        On each dividend or other distribution date with respect to Shares, a cash dollar amount equal to the amount of cash dividends or the fair market value of property other than Shares that would have been paid or distributed on a number of Shares equal to the number of Restricted Stock Units held by Participants as of the close of business on the record date for such dividend or distribution shall be paid in cash to such Participants. If any dividend or distribution with respect to Shares is payable in Shares, Participants shall be credited with an additional number of Restricted Stock Units equal to the product of the number of

Restricted Stock Units held by such Participants on the record date for such dividend or distribution multiplied by the number of Shares (including fractions thereof) distributable as a dividend or distribution on a Share. Restricted Stock Units which are credited to Participants pursuant to the preceding sentence shall be subject to the same terms and conditions of the Plan, the Restricted Award Agreement and elections applicable with respect to such Restricted Stock Units with respect to which they relate.

        7.10.    Termination of Employment.    Unless the Committee determines otherwise, if the employment of a Participant is terminated for any reason other than death or Disability prior to the expiration of the Restriction Period applicable to any shares of Restricted Stock then held by the Participant, such Shares shall thereupon be immediately reacquired by and returned to the Company, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock. Unless the Committee determines otherwise, if the employment of a Participant is terminated for any reason other than death or Disability prior to the expiration of the Restriction Period applicable to any Restricted Stock Units, such Restricted Stock Units shall thereupon be immediately forfeited. Unless the Committee determines otherwise, if the employment of a Participant is terminated as a result of death or Disability prior to the expiration of the Restriction Period applicable to any Shares of Restricted Stock or Restricted Stock Units then held by the Participant, any restrictions and other conditions pertaining to such Shares or Restricted Stock Units then held by the Participant, including, but not limited to, vesting requirements, shall immediately lapse and such Shares of Restricted Stock shall thereafter be immediately transferable and nonforfeitable and such Restricted Stock Units shall be paid as set forth in the Restricted Award Agreement. Notwithstanding anything in the Plan to the contrary, except in the case of Restricted Stock or Restricted Stock Units for which a Performance Goal must be achieved, the Committee may determine, in its sole discretion, in the case of any termination of a Participant's employment other than for Cause, that the restrictions on some or all of the Shares of Restricted Stock or on the Restricted Stock Units awarded to a Participant shall immediately lapse and such Shares of Restricted Stock shall thereafter be immediately transferable and nonforfeitable and such Restricted Stock Units shall be immediately vested and be paid as set forth in the Restricted Award Agreement.

ARTICLE 8

LTIP Units

        8.1.    Grant of LTIP Units.    Subject to the terms and provisions of the Plan, the Committee may grant LTIP Units to Participants at any time and from time to time and upon such terms and conditions as it may determine including, without limitation, as an alternative to other Awards.

        8.2.    Award Agreement.    Each grant of LTIP Units shall be evidenced by a LTIP Unit Award Agreement which shall specify the Restriction Period, the number of LTIP Units granted and such other provisions as the Committee may determine and which are required by the Plan.

        8.3.    Non-Transferability of LTIP Units.    Except as provided in this Article 8, LTIP Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period or later as specified in the LTIP Unit Award Agreement or Partnership Agreement, or upon earlier satisfaction of any other conditions determined at the time of grant specified in the LTIP Unit Award Agreement.

        8.4.    Other Restrictions.    The Committee may impose such other restrictions on any LTIP Units as it may deem advisable, including, without limitation, restrictions based upon the achievement of Performance Goals, years of service and/or restrictions under applicable Federal or state securities laws.

        8.5.    Reacquisition or Forfeiture of LTIP Units.    The Committee shall determine and set forth in a Participant's LTIP Unit Award Agreement such events upon which a Participant's LTIP Units shall be reacquired by the Company or shall be forfeited, which may include, without limitation, the termination of a Participant's employment during the Restriction Period or the nonachievement of Performance Goals.

        8.6.    Lapse of Restrictions Upon Change in Control.    Upon a Change in Control, any Plan restrictions and other conditions pertaining to then outstanding LTIP Units, including, but not limited to, vesting requirements, shall lapse and such LTIP Units shall thereafter be immediately free from any and all restrictions under the Plan but shall remain subject to any restrictions set forth in the Partnership Agreement.

        8.7.    Distributions.    The right to distributions with respect to the LTIP Units shall be determined as set forth in the LTIP Unit Award Agreement and Partnership Agreement.

        8.8.    Termination of Employment.    Unless the Committee determines otherwise, if the employment of a Participant is terminated for any reason other than death or Disability prior to the expiration of the Restriction Period applicable to any LTIP Units then held by the Participant, such LTIP Units shall thereupon be immediately forfeited. Unless the Committee determines otherwise, if the employment of a Participant is terminated as a result of death or Disability prior to the expiration of the Restriction Period applicable to any LTIP Units then held by the Participant, any restrictions and other conditions pertaining to such LTIP Units then held by the Participant, including, but not limited to, vesting requirements, shall immediately lapse and such LTIP Units shall thereafter be immediately nonforfeitable subject to the terms of the Partnership Agreement. Notwithstanding anything in the Plan to the contrary, except in the case of LTIP Units for which a Performance Goal must be achieved, the Committee may determine, in its sole discretion, in the case of any termination of a Participant's employment other than for Cause, that the restrictions on some or all of the LTIP Units awarded to a Participant shall immediately lapse and such LTIP Units shall thereafter be immediately nonforfeitable subject to the terms of the Partnership Agreement.

ARTICLE 9

Performance Units

        9.1.    Grant of Performance Units.    The Committee may, from time to time and upon such terms and conditions as it may determine, grant Performance Units which will become payable to a Participant upon certification in writing by the Committee that the Performance Goals related thereto have been achieved. If the Performance Goals are achieved in full, and the Participant remains employed with the Company as of the end of the relevant Performance Period, the Participant will be allocated Shares equal to the number of Performance Units initially awarded to the Participant for the relevant Performance Period. Each award of Performance Units may provide for the allocation of fewer Performance Units in the event of partial fulfillment of Performance Goals.

        9.2.    Performance Unit Agreement.    Each Performance Unit grant shall be evidenced by a Performance Unit Agreement that shall specify the Performance Goals, the Performance Period and the number of Performance Units to which it pertains.

        9.3.    Performance Period.    The period of performance ("Performance Period") with respect to each Performance Unit shall be such period of time, which shall not be less than six months, nor more than five years, as determined by the Committee, for the measurement of the extent to which Performance Goals are attained.

        9.4.    Performance Goals.    The goals ("Performance Goals") that are to be achieved with respect to each Performance Unit, (or Restricted Stock, Restricted Stock Unit, LTIP Units, stock award or cash award subject to a requirement that Performance Goals be achieved), shall be those objectives established by the Committee as it deems appropriate, and which may be expressed in terms of (a) earnings per Share, (b) Share price, (c) pre-tax profit, (d) net earnings, (e) return on equity or assets, (f) revenues, (g) funds from operations per Share, (h) total stockholder return, (i) tenant diversification, (j) asset diversification, (k) payor diversification, (l) geographic diversification, (m) any combination of the foregoing, or (n) such other goals as the Committee may determine. Performance Goals may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary, a division or other operating unit of the Company. Performance Goals may be absolute or relative and may be expressed in terms of a progression within a specified range. The Committee shall establish Performance Goals applicable to a particular fiscal year within 90 days of the commencement of such fiscal year, provided that the outcome of the Performance Goal is substantially uncertain at the time of its adoption. To the extent deemed appropriate by the Committee, the Performance Goals with respect to a Performance Period shall be established by the Committee in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, as applicable. The Committee shall determine the target levels of performance that must be achieved with respect to each criteria that is identified in a Performance Goal in order for a Performance Goal to be treated as attained in whole or in part. In the event that the Performance Goals are based on more than one business criteria, the Committee may determine to make a grant of an Award upon attainment of the Performance Goal relating to any one or more of such criteria.

        9.5.    Termination of Employment.    Unless the Committee determines otherwise, if the employment of a Participant shall terminate prior to the expiration of the Performance Period for any reason other than for death or Disability, the Performance Units then held by the Participant shall terminate. Unless the Committee determines otherwise, in the case of termination of employment by reason of death or Disability of a Participant prior to the expiration of the Performance Period, then all Performance Units which are potentially available under an outstanding Award and which have not been issued shall be fully vested in, paid and issued to Participant or, in the case of Participant's death, shall be vested in, paid and issued to Participant's estate, as of the date of the Participant's death.

        9.6.    Payment Upon Change In Control.    Upon a Change in Control, any and all outstanding Performance Units which are potentially available under any outstanding Award shall become fully vested and immediately payable.

        9.7.    Payment of Performance Units.    Subject to such terms and conditions as the Committee may impose, and unless otherwise provided in the Performance Unit Agreement, Performance Units shall be payable within 90 days following the end of the Performance Period during which the Participant attained at least the minimum acceptable level of achievement under the Performance Goals, or 90 days following a Change in Control, as applicable. The Committee, in its discretion, may determine at the time of payment required in connection with a Performance Unit whether such payment shall be made (a) solely in cash, (b) solely in Shares (valued at the Fair Market Value of the Shares on the date of payment) or (c) a combination of cash and Shares; provided, however, that if a Performance Unit becomes payable upon a Change in Control, the Performance Unit shall be paid solely in cash.

        9.8.    Designation of Beneficiary.    Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the right to receive payments under a Performance Unit is to be paid in case of the Participant's death before receiving any or all such payment. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        9.9.    No Rights as Stockholder.    The award of Performance Units to a Participant shall not create any rights in such Participant as a stockholder of the Company, until the payment of any Shares associated with such Performance Units.

ARTICLE 10

Stock Appreciation Rights

        10.1.    Grant of Stock Appreciation Rights.    An SAR is a right to receive, without payment to the Company, a number of Shares, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 10.5. An SAR may be granted (a) with respect to any Option granted under the Plan, either concurrently with the grant of such Option or at such later time as determined by the Committee (as to all or any portion of the Shares subject to the Option) or (b) alone, without reference to any Option.

        10.2.    Number of SARs.    Each SAR granted to any Participant shall relate to such number of Shares as the Committee shall determine, subject to adjustment as provided in Section 4.2. If an SAR is granted in conjunction with an Option, the number of Shares to which the SAR pertains shall be reduced by the same number for which the holder of the Option exercises the related Option.

        10.3.    Duration.    Subject to early termination as herein provided, the term of each SAR shall be as determined by the Committee, but shall not exceed ten years from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the Option, if any, to which it relates is exercisable. The Committee may, in its discretion, accelerate the exercisability of any SAR.

        10.4.    Exercise.    A holder may exercise an SAR, in whole or in part, by giving written notice to the Company, specifying the number of SARs which such Participant wishes to exercise. Upon receipt of such written notice, the Company shall deliver, within 90 days thereafter, to the exercising holder, certificates for the Shares or cash or both as determined by the Committee, to which the Participant is entitled pursuant to Section 10.5.

        10.5.    Payment.

          (a)    Number of Shares.    Subject to the right of the Committee to deliver cash in lieu of Shares (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the Exchange Act and regulations adopted thereunder), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing (i) the number of Shares to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the date of exercise exceeds (x) in the case of an SAR related to an Option, the Option Exercise Price of the Shares under the Option or (y) in the case of an SAR granted alone without reference to a related Option, an amount that the Committee determined at the time of grant to be the Fair Market Value of a Share, subject to adjustment as provided in Section 4.2) by (ii) the Fair Market Value of a Share on the exercise date.

          (b)    Cash.    In lieu of issuing Shares upon the exercise of an SAR, the Committee may elect, in its sole discretion, to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole Share at its Fair Market Value on the date of exercise.

        10.6.    Vesting Upon Change in Control.    Upon a Change in Control, each then outstanding SAR held by Participants shall become fully vested and immediately exercisable.

        10.7.    SAR Agreement.    Each SAR shall be evidenced by an SAR Agreement that shall further specify the terms and conditions of such Award. Any terms and conditions of the Award shall be consistent with the terms of the Plan.

ARTICLE 11

Stock and Cash Awards

        A stock award consists of the transfer by the Company to a Participant of Shares, without other payment therefor, as additional compensation for services to the Company. A cash award consists of a monetary payment made by the Company to a Participant as additional compensation for services to the Company. The Committee shall determine, in its sole discretion, the amount of any stock or cash award. Stock and cash awards may be subject to the terms and conditions, which may vary from time to time and among Participants, as the Committee deems appropriate. The maximum amount of a cash award which may be granted to a Participant during any calendar year under the Plan shall not be greater than $10,000,000. Payment of a stock or cash award will normally depend on meeting Performance Goals. Each award of stock or cash may provide for lesser payment in the event of partial fulfillment of Performance Goals.

ARTICLE 12

Amendment, Modification and Termination

        12.1.    Effective Date.    The Plan shall become effective as of May 31, 2006 ("Effective Date") provided it is approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a stockholders' meeting. The Plan shall be rescinded and all Options, Shares of Restricted Stock, Restricted Stock Units, LTIP Units, SARs, Performance Units and other Awards granted shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a stockholders' meeting.

        12.2.    Termination Date.    The Plan shall terminate on the earliest to occur of (a) the tenth anniversary of the Effective Date of the Plan, (b) the date when all Shares and Op Units available under the Plan shall have been acquired pursuant to the exercise of Awards and the payment of all benefits in connection with Awards has been made or (c) such other date as the Board may determine in accordance with Section 12.3.

        12.3.    Amendment, Modification and Termination.    The Board may, at any time, amend, modify or terminate the Plan. Without the approval of the stockholders of the Company (to the extent required by the Code and the rules promulgated thereunder, any national securities exchange or system on which the Shares are then listed or reported or a regulatory body having jurisdiction with respect hereto), however, no such amendment or modification may make a material revision to the Plan. Without limitation on the preceding sentence, no amendment may increase the number of Share or Op Units available under the Plan without the approval of the stockholders of the Company.

        12.4.    Awards Previously Granted.    No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Award without the written consent of the Participant holding such Award.

        12.5.    No Repricing.    Except for the adjustments set forth in Section 4.2, there shall be no change in the exercise price of an Option without the approval of the stockholders of the Company.

ARTICLE 13

Non-Transferability

        Except as expressly provided in the Plan, a Participant's rights under the Plan may not be assigned, pledged or otherwise transferred other than by will or the laws of descent and distribution, except that upon a Participant's death, the Participant's rights to payment pursuant to a Performance Unit may be transferred to a beneficiary designated in accordance with Section 9.8. Except as expressly provided in the Plan, during a Participant's lifetime, an Award may be exercised only by such Participant.

ARTICLE 14

No Granting of Employment Rights

        Neither the Plan, nor any action taken under the Plan, shall be construed as giving any Employee the right to become a Participant, nor shall an Award under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without Cause, except as may otherwise be provided by any written agreement between the Company and the Participant.

ARTICLE 15

Withholding

        15.1.    Tax Withholding.    A Participant shall remit to the Company an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA and Medicare obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.

        15.2.    Share Withholding.    If the Company has a withholding obligation upon the issuance of Shares or Op Units under the Plan, a Participant may, subject to the discretion of the Committee, elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the withholding tax is to be determined equal only to the minimum amount required to be withheld under applicable law. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Section 15.2 or impose such other restrictions or limitations on such elections as may be necessary to ensure that such elections will be exempt transactions under Section 16(b) of the Exchange Act.

ARTICLE 16

Indemnification

        No member of the Board or the Committee, nor any officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 17

Successors

        All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18

Governing Law

        To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules. Furthermore, the Plan and all Option Agreements relating to ISOs shall be interpreted to the extent deemed appropriate by the Committee so as to qualify as incentive stock options under the Code.

ANNEX B

VENTAS, INC.

2006 STOCK PLAN
FOR DIRECTORS

ARTICLE 1.    PURPOSE

        The purpose of the Ventas, Inc. 2006 Stock Plan for Directors ("Plan") is to promote the interests of Ventas, Inc., its subsidiaries and stockholders, by allowing the Company to attract and retain highly qualified directors by permitting them to obtain or increase their proprietary interest in the Company.

ARTICLE 2.    DEFINITIONS AND CONSTRUCTION

        2.1.    Definitions.    As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

          (a)   "Award" shall mean, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards.

          (b)   "Award Agreement" shall mean, individually or collectively, an Option Agreement, Restricted Award Agreement, or an agreement evidencing an Other Stock-Based Award.

          (c)   "Board" shall mean the Board of Directors of the Company.

          (d)   "Cause" shall mean, unless otherwise defined in an Award Agreement, a felony conviction of a Director or the failure of a Director to contest prosecution for a felony, or a Director's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

          (e)   "Change in Control" shall mean any of the following events:

            (1)   An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any Person immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership and/or Beneficially Owned") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

            (2)   The individuals who, as of May 31, 2006, are members of the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest (as described in the former Rule 14a-11 promulgated under the Exchange Act) ("Election

    Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

            (3)   Approval by stockholders of the Company of:

              (A)  A merger, consolidation or reorganization involving the Company, unless such is a Non-Control Transaction. For purposes of the Plan, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company in which:

                  (i)  the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the voting securities of the corporation or entity resulting from such merger or consolidation or reorganization ("Surviving Corporation") over which any Person has Beneficial Ownership in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                 (ii)  the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors or equivalent body of the Surviving Corporation; and

                (iii)  no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

              (B)  A complete liquidation or dissolution of the Company; or

              (C)  An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary); or

            (4)   Any other event that the Committee shall determine constitutes an effective Change in Control of the Company.

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          (a)   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (b)   "Committee" shall mean the Committee provided for in Section 7.1.

          (c)   "Company" shall mean Ventas, Inc., a Delaware corporation.

          (d)   "Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary.

          (e)   "Disability" shall mean the total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

          (f)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (g)   "Fair Market Value" of the Shares shall mean, as of any applicable date, the closing sale price of the Shares on the New York Stock Exchange or any national or regional stock exchange on which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

          (h)   "LTIP Unit" shall mean an OP Unit granted to a Director pursuant to Article 6 that may be subject to restrictions as determined by the Committee.

          (i)    "OP" means the applicable operating partnership of the Company.

          (j)    "Option" shall mean an option granted to an Optionee pursuant to the Plan.

          (k)   "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the granting of an Option and containing terms and conditions concerning the exercise of the Option.

          (l)    "Optionee" shall mean a Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

          (m)  "Op Unit" shall mean a unit of partnership interest in an OP.

          (n)   "Other Stock-Based Award" shall mean any right granted under Article 6.

          (o)   "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14 (d) thereof, including a "group" as defined in Section 13(d).

          (p)   "Plan" shall mean this Ventas, Inc. 2006 Stock Plan for Directors, as the same may be amended from time to time.

          (q)   "Restricted Award Agreement" shall mean an agreement evidencing a Restricted Stock Award or Restricted Stock Unit Award, as described in Section 5.3.

          (r)   "Restricted Stock" shall mean Shares granted pursuant to Article 5 as to which the restrictions have not expired.

          (s)   "Restricted Stock Unit" shall mean an Award granted pursuant to Article 5 denominated in units of the Company's common stock.

          (t)    "Restriction Period" shall mean the period set forth in Section 5.1 or determined by the Committee during which the transfer of Shares is limited in some way or Shares or Restricted Stock Units are otherwise restricted or subject to forfeiture as provided in Article 5.

          (u)   "Shares" shall mean the shares of the Company's common stock, par value $.25 per share.

          (v)   "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

        2.2.    Gender and Number.    Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

        2.3.    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3.    SHARES SUBJECT TO THE PLAN

        Subject to the adjustments provided for in Article 8, the aggregate number of Shares or Op Units to be delivered upon exercise of all Awards and the payment of benefits in connection with Awards granted under the Plan shall not exceed 400,000 Shares or Op Units. Such Shares or OP Units may be of original issuance or held in treasury. If and to the extent an Award shall expire or terminate for any reason without having been exercised in full or shall be forfeited, the Shares (including Restricted Stock) or OP Units associated with such Awards shall again become available for Awards under the Plan.

ARTICLE 4.    TERMS AND CONDITIONS OF OPTIONS

        4.1.    Non-Discretionary Grants.    On January 1 of each year during the term of the Plan, each Director (i) who is elected a director at the preceding annual meeting of shareholders or who has been appointed a director by the Board during the preceding year and (ii) who is acting as a director on January 1, shall receive a grant of an Option for Shares in a number determined by the Committee. Such Options shall have the following terms and conditions:

          (a)   The exercise price of the Option shall be equal to 100% of the Fair Market Value of the Shares on the date the Option is granted.

          (b)   The term of the Option shall be ten years from the date of grant unless sooner terminated as provided herein.

          (c)   The Option shall be exercisable in two equal annual installments, with the first installment becoming exercisable on the date of grant of the Option and the second installment becoming exercisable on the first anniversary of the date of grant of the Option. Notwithstanding the provisions of this Section 4.1, upon a Change in Control or the retirement of the director, the Optionee shall have the right to exercise the Option in full as to all Shares subject to the Option.

        4.2.    Termination of Option.

          (a)   If the Optionee ceases to be a director of the Company for any reason other than death, Disability, retirement or removal for Cause, the Option shall terminate six months after the Optionee ceases to be a director of the Company (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after the Optionee ceases to be a director of the Company only with respect to the number of Shares which the Optionee was entitled to purchase on the day preceding the day on which the Optionee ceased to be a director.

          (b)   If the Optionee ceases to be a director of the Company because of removal for Cause, the Option shall terminate on the date of the Optionee's removal.

          (c)   In the event of the Optionee's death, Disability or retirement while a director of the Company, or the Optionee's death within six months after the Optionee ceases to be a director (other than by reason of removal for Cause), the Option shall terminate upon the earlier to occur of

  (A) 12 months after the date of the Optionee's death, Disability or retirement, or (B) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of Shares as to which the Option shall have been exercisable on the date preceding the Optionee's death or Disability, as the case may be. In the event of the retirement of the director, the Option shall be fully exercisable during such period.

        4.3.    Restrictions on Transferability of Option.    The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee; provided, however, that the Optionee may, subject to any restrictions under Section 16(b) of the Exchange Act, transfer the Options to (i) the Optionee's spouse or lineal descendants ("Immediate Family Members"), (ii) trusts for the exclusive benefit of such Optionee and/or his Immediate Family Members, or (iii) a partnership or limited liability company in which such Optionee and/or his Immediate Family Members are the only partners or members, as applicable; provided that (a) there may be no consideration for any such transfer (other than interests in such partnership or limited liability company) and (b) subsequent transfers of any transferred Option shall be prohibited other than by bequest or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan (excluding Section 4.2) the term "Optionee" shall be deemed to refer to the transferee. Notwithstanding the above, the provisions of Section 4.2 concerning the termination of an Option shall continue to be applied with respect to the original Optionee. Any transferred Option shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

        4.4.    Payment of Exercise Price.    The exercise price shall be paid in cash at the time of exercise or by means of a "cashless exercise" through a third party, except that in lieu of all or part of the cash or third-party "cashless exercise", the Optionee may tender to the Company Shares already owned by the Optionee having a Fair Market Value equal to the exercise price, less any cash paid. Any Company Shares tendered to the Company pursuant to this provision must have been held by the Optionee for at least six months prior to exercise. The Fair Market Value of such tendered Shares shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised.

        4.5.    Discretionary Grants.    Subject to the terms and provisions of the Plan, the Committee may grant Options in addition to the Options specified in Section 4.1 at any time and from time to time. The Committee shall determine the terms and conditions of Options granted pursuant to this Section 4.5 but in no event shall the exercise price of such Options be less than 100% of the Fair Market Value of Shares on the date the Option is granted.

        4.6.    Option Agreement.    Each Option shall be evidenced by an Option Agreement which shall set forth the number of Shares for which the Option was granted, the provisions set forth in this Article 4 relating to the Option and such other terms and conditions consistent with the Plan.

ARTICLE 5.    TERMS AND CONDITIONS OF RESTRICTED STOCK

        5.1.    Non-Discretionary Grants.    On January 1 of each year during the term of the Plan, each Director (i) who is elected a director at the preceding annual meeting of stockholders or who has been appointed a director by the Board during the preceding year and (ii) who is acting as a director on such January 1 in any year during the term of the Plan shall receive a grant of shares of Restricted Stock or Restricted Stock Units, as elected by the Director, in a number determined by the Committee. On the initial election by the stockholders of a Director to the Board who is not and has not been a member of the Board, or if earlier, on the initial appointment by the Board of a Director, such Director shall receive a grant of shares of Restricted Stock or Restricted Stock Units, as elected by the Director, in a number determined by the Committee. The restrictions on the transfer of shares of Restricted Stock granted pursuant to this Section 5.1 shall lapse with respect to one-half of the shares of Restricted Stock granted on the first anniversary of the date of such grant provided the recipient of the grant is a director of the Board at such time and with respect to the remaining one-half of the shares of Restricted Stock granted on the second anniversary of the date of such grant provided the recipient of the grant is a director of the Board at such time. One-half of the Restricted Stock Units granted pursuant to this Section 5.1 shall vest on the first anniversary of the date of such grant provided the recipient of the grant is a director of the Board at such time and the remaining one-half of the Restricted Stock Units shall vest on the second anniversary of the date of such grant provided the recipient of the grant is a director of the Board at such time. Notwithstanding the provisions of this Section 5.1, upon a Change in Control or the retirement of the Director, all restrictions pertaining to the then outstanding shares of Restricted Stock and Restricted Stock Units held by Directors shall lapse and such shares of Restricted Stock shall thereafter be immediately free from any and all restrictions under the Plan and Restricted Stock Units shall be paid as set forth in the Restricted Award Agreement.

        5.2.    Discretionary Grants.    Subject to the terms and provisions of the Plan, the Committee may grant shares of Restricted Stock or Restricted Stock Units, as elected by the Director, in addition to the Restricted Stock and Restricted Stock Units specified in Section 5.1 at any time and from time to time. The Committee shall generally determine the terms and conditions of Restricted Stock and Restricted Stock Units granted pursuant to this Section 5.2 but the Director shall determine the payment date for Restricted Stock Units.

        5.3.    Restricted Award Agreement.    Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by a Restricted Award Agreement which shall specify the Restriction Period, the number of shares of Restricted Stock or Restricted Stock Units granted, as elected by the Director, and such other provisions as the Committee may determine or which are required by the Plan.

        5.4.    Non-Transferability of Restricted Stock.    Except as provided in this Article 5, shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period or later as specified in the Restricted Award Agreement, or upon earlier satisfaction of any other conditions determined at the time of grant specified in the Restricted Award Agreement.

        5.5.    Other Restrictions.    The Committee may impose such other restrictions on any shares of Restricted Stock or Restricted Stock Units as it may deem advisable, including, without limitation, legends on certificates representing shares of Restricted Stock and restrictions under applicable Federal or state securities laws. The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Director) in custody by the Company until any or all restrictions thereon shall have lapsed.

        5.6.    Reacquisition of Restricted Stock.    Any forfeited shares of Restricted Stock held by a Director or former Director which are to be reacquired by the Company shall be immediately returned to the Company by the Director or former Director, and the Director or former Director shall only receive the amount, if any, paid by the Director or former Director for such Restricted Stock.

        5.7.    Voting Rights; Dividends and Other Distributions.    Unless determined otherwise by the Committee, during the Restriction Period, directors of the Board holding shares of Restricted Stock may exercise full voting rights, and shall be entitled to receive all dividends and other distributions paid, with respect to such Restricted Stock. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.

        On each dividend or other distribution date with respect to Shares, a cash dollar amount equal to the amount of cash dividends or the fair market value of property other than Shares that would have been paid or distributed on a number of Shares equal to the number of Restricted Stock Units held by Directors as of the close of business on the record date for such dividend or distribution shall be paid in cash to such Directors. If any dividend or distribution with respect to Shares is payable in Shares, Directors shall be credited with an additional number of Restricted Stock Units equal to the product of the number of

Restricted Stock Units held by such Directors on the record date for such dividend or distribution multiplied by the number of Shares (including fractions thereof) distributable as a dividend or distribution on a Share. Restricted Stock Units which are credited to Directors pursuant to the preceding sentence shall be subject to the same terms and conditions of the Plan, the Restricted Award Agreement and elections applicable with respect to such Restricted Stock Units with respect to which they relate.

        5.8.    Termination of Directorship.    If the recipient of Restricted Stock ceases to be a director of the Board for any reason other than retirement or Change in Control prior to the expiration of the Restriction Period applicable to any shares of Restricted Stock then held by the Director, such Shares shall thereupon be immediately forfeited by and returned to the Company, and the former Director shall only receive the amount, if any, paid by the former Director for such Restricted Stock. If the recipient of Restricted Stock Units ceases to be a director of the Board for any reason other than retirement or Change in Control prior to the expiration of the Restriction Period applicable to any Restricted Stock Units then held by the Director, such Restricted Stock Units shall thereupon be immediately forfeited.

ARTICLE 6.    OTHER STOCK-BASED AWARDS

        The Board may grant to Directors such other Awards (including, without limitation, stock awards, stock appreciation rights, LTIP Units, and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares, including, without limitation, OP Units) as are deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, as an alternative to other Awards.

ARTICLE 7.    ADMINISTRATION

        7.1.    The Committee.    Portions of the Plan are designed to operate automatically and not require any significant administration. To the extent administration is required, the Plan shall be administered by a Committee appointed by the Board which shall include two or more directors of the Company or the entire Board. The Committee may permit a Director to defer receipt of payment or delivery of Shares that would otherwise be due to such Director by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. To the extent permitted by law, the Committee may delegate its authority hereunder.

        7.2.    Section 16 and 409A Compliance.    It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and Section 409A of the Code and the rules and regulations promulgated thereunder to the extent deemed appropriate by the Committee. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act or 409A of the Code, the provision or administration shall be deemed null and void to the extent deemed appropriate by the Committee, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act and Section 409A of the Code to the extent deemed appropriate by the Committee.

ARTICLE 8.    ADJUSTMENTS UPON CHANGE IN CAPITALIZATION

        Notwithstanding the limitations set forth in Article 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Company affecting the Shares or Op Units, the Committee shall make an appropriate and equitable adjustment in the maximum number of Shares or Op Units available under the Plan or to any one individual and in the number, kind and exercise price of Shares or Op Units subject to Awards granted under the Plan to prevent dilution or enlargement of the rights of Directors under the Plan and outstanding Awards.

ARTICLE 9.    AMENDMENTS AND DISCONTINUANCE

        9.1.    In General.    Except as provided in Section 9.2, the Board may discontinue, amend, modify or terminate the Plan at any time.

        9.2.    Amendments.    To the extent required to meet the requirements of any national securities exchange or system on which the Shares are then listed or reported or a regulatory body having jurisdiction with respect thereto, without the approval of the stockholders of the Company, no amendment or modification may make a material revision to the Plan. Without limitation on the preceding sentence, no amendment may increase the number of Shares or Op Units available under the Plan without the approval of the stockholders of the Company.

        9.3.    No Effect on Outstanding Awards.    Any Award which is outstanding under the Plan at the time of the Plan's amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Award was granted.

        9.4    No Repricing.    Except for the adjustments set forth in Article 8, there shall be no change in the exercise price of an Option without the approval of the stockholders of the Company.

ARTICLE 10.    MERGER, CONSOLIDATION, ETC.

        10.1.    Conversion on Certain Mergers.    In the event the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan. Following such adoption, the Optionee shall, at no additional cost (other than the exercise price), be entitled to receive upon the exercise of an Option, in lieu of the number of Shares to which such Option is then exercisable, the number and class of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Optionee had been the holder of record of a number of Shares equal to the number of Shares as to which the Option shall then be exercisable.

        10.2.    No Conversion on Other Mergers.    In the event that the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

ARTICLE 11.    EFFECTIVE DATE AND TERMINATION OF THE PLAN

        11.1.    Effective Date.    The Plan shall become effective May 31, 2006. All Awards granted under the Plan shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a stockholders' meeting.

        11.2.    Termination Date.    The Plan shall terminate on the earliest to occur of (i) the date when all of the Shares or Op Units available under the Plan shall have been acquired through the exercise of Options granted under the Plan or through the vesting of Awards; (ii) 10 years after the effective date of the Plan; or (iii) such earlier date as the Board may determine.

ARTICLE 12.    NO RIGHT TO REELECTION

        Neither the Plan, nor any action taken under the Plan, shall be construed as conferring upon a Director any right to continue as a director of the Company, to be renominated by the Board or reelected by the stockholders of the Company.

ARTICLE 13.    INDEMNIFICATION

        No member of the Board or the Committee, nor any officer or employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 14.    GOVERNING LAW

        The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware without regard to its conflict of laws rules.

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or over the Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to National City Bank, P.O. Box 535300, Pittsburgh, PA 15253, so that your shares may be represented at the Annual Meeting. If you vote by telephone or over the Internet, it is not necessary to return this proxy card.

//Please fold and detach card at perforation before mailing.//

VENTAS, INC.				PROXY
This Proxy will be voted as directed, but if no direction is indicated for a given proposal, the Proxy will be voted FOR that proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.
1. Election of Directors: to elect seven (7) directors to terms expiring at the 2007 Annual Meeting of Stockholders:
	(1) Debra A. Cafaro	(2) Douglas Crocker II	(3) Jay M. Gellert	(4) Ronald G. Geary
	(5) Christopher T. Hannon	(6) Sheli Z. Rosenberg	(7) Thomas C. Theobald
	☐ FOR all nominees listed above (except as marked to the contrary)		☐ WITHHOLD AUTHORITY to vote for all nominees listed
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
NOMINEE'S NAME ABOVE.) IF THIS PROXY IS EXECUTED BY THE UNDERSIGNED IN SUCH A MANNER SO AS TO NOT
WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE, IT SHALL BE DEEMED TO GRANT SUCH AUTHORITY.
2. DIRECTORS' PROPOSAL: to ratify the appointment of Ernst & Young LLP as the independent auditors for fiscal year 2006:
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3. DIRECTORS' PROPOSAL: to approve the adoption of the Ventas, Inc. 2006 Incentive Plan:
	☐ FOR	☐ AGAINST	☐ ABSTAIN
4. DIRECTORS' PROPOSAL: to approve the adoption of the Ventas, Inc. 2006 Stock Plan for Directors:
	☐ FOR	☐ AGAINST	☐ ABSTAIN
☐ Please check this box if you plan to attend the Annual Meeting.
PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE

VENTAS, INC. c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 92301 Cleveland, OH 44101-4301		V O T E B Y T E L E P H O N E Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

V O T E B Y I N T E R N E T

Have your proxy card available when you access the Web site www.cesvote.com and follow the simple instructions to record your vote.

V O T E B Y M A I L

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Web site and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week.
If you vote by telephone or over the Internet, do not mail your proxy card.

/                                                                         /

Proxy card must be signed and dated below.
//Please fold and detach card at perforation before mailing.//

VENTAS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON MAY 19, 2006

The undersigned hereby appoints Debra A. Cafaro and Richard A. Schweinhart, and each of them, proxies with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of Ventas, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Friday, May 19, 2006 at 111 South Wacker Drive, 29th Floor, Chicago, Illinois 60606, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on matters described in the Notice of Annual Meeting and Proxy Statement as indicated on the reverse side, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

Dated	, 2006
Signature(s)
Signature(s)

Please sign exactly as your name(s) appear on this proxy. Where more than one owner is shown above, each should sign. If signing in a fiduciary or representative capacity, please give your full title. If this proxy is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.

QuickLinks

GENERAL INFORMATION
PROPOSAL 1: ELECTION OF DIRECTORS
CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS
COMPENSATION OF DIRECTORS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION AND OTHER INFORMATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG-TERM INCENTIVE PLAN—AWARDS IN LAST FISCAL YEAR
EMPLOYMENT AND OTHER AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CODE OF ETHICS AND BUSINESS CONDUCT
AUDIT COMMITTEE REPORT TO STOCKHOLDERS
PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS FOR FISCAL YEAR 2006
PROPOSAL 3: APPROVAL OF THE ADOPTION OF THE VENTAS, INC. 2006 INCENTIVE PLAN
PROPOSAL 4: APPROVAL OF THE ADOPTION OF THE VENTAS, INC. 2006 STOCK PLAN FOR DIRECTORS
EQUITY COMPENSATION PLAN INFORMATION
STOCKHOLDER PROPOSALS
OTHER MATTERS
ADDITIONAL INFORMATION
VENTAS, INC. 2006 INCENTIVE PLAN
VENTAS, INC. 2006 STOCK PLAN FOR DIRECTORS